Exhibit 10.1

EXTRA SPACE STORAGE LP
EXTRA SPACE STORAGE INC.

$300,000,000 4.39% SENIOR NOTES DUE JULY 17, 2028

______________

NOTE PURCHASE AGREEMENT

______________

Dated May 25, 2018

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TABLE OF CONTENTS
SECTION    HEADING    PAGE

SECTION 1.	AUTHORIZATION OF NOTES 1

SECTION 2.	SALE AND PURCHASE OF NOTES 1

Section 2.1.	Notes 1

Section 2.2.	Guaranty Agreement 1

SECTION 3.	CLOSING 2

SECTION 4.	CONDITIONS TO CLOSING 2

Section 4.1.	Representations and Warranties 2

Section 4.2.	Performance; No Default 2

Section 4.3.	Compliance Certificates 2

Section 4.4.	Opinions of Counsel 3

Section 4.5.	Purchase Permitted by Applicable Law, Etc. 3

Section 4.6.	Sale of Other Notes 3

Section 4.7.	Payment of Special Counsel Fees 3

Section 4.8.	Private Placement Number 3

Section 4.9.	Changes in Corporate Structure 3

Section 4.10.	Subsidiary Guaranty 4

Section 4.11.	Funding Instructions 4

Section 4.12.	Proceedings and Documents 4

SECTION 5.	REPRESENTATIONS AND WARRANTIES OF THE REIT AND THE ISSUER 4

Section 5.1.	Organization; Power and Authority 4

Section 5.2.	Authorization, Etc. 5

Section 5.3.	Disclosure 5

Section 5.4.	Organization and Ownership of Shares of Subsidiaries 6

Section 5.5.	Financial Statements; Material Liabilities 6

Section 5.6.	Compliance with Laws, Other Instruments, Etc. 7

Section 5.7.	Governmental Authorizations, Etc. 7

Section 5.8.	Litigation; Observance of Agreements, Statutes and Orders 7

Section 5.9.	Taxes 7

Section 5.10.	Title to Property; Leases 8

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Section 5.11.	Licenses, Permits, Etc. 8

Section 5.12.	Compliance with ERISA 8

Section 5.13.	Private Offering by the Issuer 9

Section 5.14.	Use of Proceeds; Margin Regulations 9

Section 5.15.	Existing Indebtedness; Future Liens 9

Section 5.16.	Foreign Assets Control Regulations, Etc. 9

Section 5.17.	Status under Certain Statutes 10

Section 5.18.	Environmental Matters 10

Section 5.19.	REIT Status; Exchange Listing 11

Section 5.20.	Solvency 11

SECTION 6.	REPRESENTATIONS OF THE PURCHASERS 11

Section 6.1.	Purchase for Investment 11

Section 6.2.	Source of Funds 11

SECTION 7.	INFORMATION AS TO THE REIT AND THE ISSUER 13

Section 7.1.	Financial and Business Information 13

Section 7.2.	Officer’s Certificate 15

Section 7.3.	Visitation 16

Section 7.4.	Electronic Delivery 17

SECTION 8.	PAYMENT AND PREPAYMENT OF THE NOTES 17

Section 8.1.	Maturity 17

Section 8.2.	Optional Prepayments with Make‑Whole Amount 17

Section 8.3.	Allocation of Partial Prepayments 18

Section 8.4.	Maturity; Surrender, Etc. 18

Section 8.5.	Purchase of Notes 18

Section 8.6.	Make‑Whole Amount 19

Section 8.7.	Change of Control 20

Section 8.8.	Payments Due on Non‑Business Days 21

SECTION 9.	AFFIRMATIVE COVENANTS 21

Section 9.1.	Compliance with Laws 21

Section 9.2.	Insurance 22

Section 9.3.	Maintenance of Properties 22

Section 9.4.	Payment of Taxes and Claims 22

Section 9.5.	Conduct of Business 22

Section 9.6.	Books and Records 22

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Section 9.7.	Subsidiary Guarantors 23

Section 9.8.	Pari Passu Ranking 24

Section 9.9.	Maintenance of REIT Status; Exchange Listing 24

SECTION 10.	NEGATIVE COVENANTS 24

Section 10.1.	Transactions with Affiliates 24

Section 10.2.	Merger, Consolidation, Etc. 24

Section 10.3.	[Intentionally Omitted] 26

Section 10.4.	Economic Sanctions, Etc. 26

Section 10.5.	Liens on Eligible Properties 26

Section 10.6.	Indebtedness 26

Section 10.7.	Investments 26

Section 10.8.	Restricted Payments 27

Section 10.9.	Financial Covenants 27

SECTION 11.	EVENTS OF DEFAULT 28

SECTION 12.	REMEDIES ON DEFAULT, ETC. 30

Section 12.1.	Acceleration 30

Section 12.2.	Other Remedies 31

Section 12.3.	Rescission 31

Section 12.4.	No Waivers or Election of Remedies, Expenses, Etc. 32

SECTION 13.	REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES 32

Section 13.1.	Registration of Notes 32

Section 13.2.	Transfer and Exchange of Notes 32

Section 13.3.	Replacement of Notes 33

SECTION 14.	PAYMENTS ON NOTES 33

Section 14.1.	Place of Payment 33

Section 14.2.	Payment by Wire Transfer 33

Section 14.3.	FATCA Information 34

SECTION 15.	EXPENSES, ETC. 34

Section 15.1.	Transaction Expenses 34

Section 15.2.	Certain Taxes 35

Section 15.3.	Survival 35

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SECTION 16.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT 35

SECTION 17.	AMENDMENT AND WAIVER 36

Section 17.1.	Requirements 36

Section 17.2.	Solicitation of Holders of Notes 36

Section 17.3.	Binding Effect, Etc. 37

Section 17.4.	Notes Held by Issuer, Etc. 37

SECTION 18.	NOTICES 37

SECTION 19.	REPRODUCTION OF DOCUMENTS 38

SECTION 20.	CONFIDENTIAL INFORMATION 38

SECTION 21.	SUBSTITUTION OF PURCHASER 39

SECTION 22.	MISCELLANEOUS 40

Section 22.1.	Successors and Assigns 40

Section 22.2.	Accounting Terms 40

Section 22.3.	Severability 40

Section 22.4.	Construction, Etc. 40

Section 22.5.	Counterparts 41

Section 22.6.	Governing Law 41

Section 22.7.	Jurisdiction and Process; Waiver of Jury Trial 41
Signature    1

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SCHEDULE A	— Defined Terms

SCHEDULE 1	— Form of 4.39% Senior Note due July 17, 2028

SCHEDULE 2.2	— Form of Guaranty Agreement

SCHEDULE 2.2(a)	— Initial Subsidiary Guarantors

SCHEDULE 4.4(a)(i)	— Form of Opinion of Special Counsel for the REIT, the Issuer and the Initial Subsidiary Guarantors

SCHEDULE 4.4(a)(ii)	— Form of Opinion of Special Counsel for the REIT

SCHEDULE 4.4(a)(iii)	— Form of Opinion of Local Counsel for the Initial Subsidiary Guarantors

SCHEDULE 4.4(b)	— Form of Opinion of Special Counsel for the Purchasers

SCHEDULE 5.3	— Disclosure Materials

SCHEDULE 5.4	— Subsidiaries of the REIT and Ownership of Subsidiary Stock

SCHEDULE 5.5	— Financial Statements

SCHEDULE 10.5	— Existing Liens

SCHEDULE 7.2	— Form of Officer’s Certificate

SCHEDULE 10	— Eligible Ground Leases

SCHEDULE 10.7	— Investments

PURCHASER SCHEDULE	— Information Relating to Purchasers

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EXTRA SPACE STORAGE LP
EXTRA SPACE STORAGE INC.
2795 East Cottonwood Parkway, Suite 400
Salt Lake City, Utah 84121

$300,000,000 4.39% Senior Notes due July 17, 2028

May 25, 2018

TO EACH OF THE PURCHASERS LISTED IN
THE PURCHASER SCHEDULE HERETO:
Ladies and Gentlemen:
Each of EXTRA SPACE STORAGE LP, a Delaware limited partnership (the “Issuer”), and EXTRA SPACE STORAGE INC., a Maryland corporation (the “REIT”), jointly and severally, agree with each of the Purchasers as follows:

SECTION 1.	AUTHORIZATION OF NOTES .
The Issuer will authorize the issue and sale of $300,000,000 aggregate principal amount of its 4.39% Senior Notes due July 17, 2028 (the “Notes”). The Notes shall be substantially in the form set out in Schedule 1. Certain capitalized and other terms used in this Agreement are defined in Schedule A and, for purposes of this Agreement, the rules of construction set forth in Section 22.4 shall govern.

SECTION 2.	SALE AND PURCHASE OF NOTES .
Section 2.1.    Notes    . Subject to the terms and conditions of this Agreement, the Issuer will issue and sell to each Purchaser and each Purchaser will purchase from the Issuer, at the Closing provided for in Section 3, Notes in the principal amount specified opposite such Purchaser’s name in the Purchaser Schedule at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non‑performance of any obligation by any other Purchaser hereunder.
Section 2.2.    Guaranty Agreement    . The Guarantors shall deliver to the Purchasers a Guaranty Agreement substantially in the form of Schedule 2.2 (as amended, joined, modified or

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supplemented from time to time, the “Guaranty Agreement”) pursuant to which the REIT and Subsidiaries of the REIT which are guarantors under any Material Credit Facility will guarantee the payment by the Issuer of all amounts due on the Notes and all of its other payment obligations under this Agreement.

SECTION 3.	CLOSING .
This Agreement shall be executed and delivered in advance of the Closing at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, on May 25, 2018 (the “Execution Date”). The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, at 10:00 a.m., Central time, at a closing (the “Closing”) on July 17, 2018. At the Closing the Issuer will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Issuer or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Issuer to Account Number: , ABA Routing Number: , at Wells Fargo Bank, San Francisco, CA. If at the Closing the Issuer shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s reasonable satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure by the Issuer to tender such Notes or any of the conditions specified in Section 4 not having been fulfilled to such Purchaser’s reasonable satisfaction.

SECTION 4.	CONDITIONS TO CLOSING .
Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s reasonable satisfaction, prior to or at the Closing, of the following conditions:
Section 4.1.    Representations and Warranties    . The representations and warranties of each Note Party in each Note Document to which it is a party shall be correct when made on the Execution Date and at the Closing.
Section 4.2.    Performance; No Default    . Each Note Party shall have performed and complied with all agreements and conditions contained in each Note Document to which it is a party, in each case, required to be performed or complied with by it prior to or at the Closing.

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Immediately before and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing, and no Change in Control shall have occurred. None of the REIT, the Issuer nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 had such Section applied since such date.
Section 4.3.    Compliance Certificates    .
(a)    Officer’s Certificate. The Issuer shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.
(b)    Secretary’s Certificate. The REIT shall have delivered to such Purchaser a certificate of an Authorized Signatory of the REIT, dated the date of the Closing, certifying as to (i) the resolutions attached thereto and other corporate, limited partnership, limited liability company or other legal entity proceedings, as applicable, relating to the authorization, execution and delivery of the Note Documents to which each Note Party is a party, and (ii) each Note Party’s organizational documents as then in effect.
Section 4.4.    Opinions of Counsel    . Such Purchaser shall have received opinions, dated the date of the Closing (a) from (i) Latham & Watkins LLP, special counsel for the Note Parties, (ii) Venable LLP, special Maryland counsel for the REIT and (iii) other local counsel for the Initial Subsidiary Guarantors, in each case in the forms attached hereto as Schedules 4.4(a)(i), (a)(ii) and (a)(iii), respectively (and the Note Parties hereby instruct their counsels to deliver such opinions to the Purchasers) and (b) from Chapman and Cutler LLP, the Purchasers’ special counsel in connection with such transactions, in the form set forth in Schedule 4.4(b).
Section 4.5.    Purchase Permitted by Applicable Law, Etc.     On the date of the Closing such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser at least ten (10) Business Days prior to the Closing, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

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Section 4.6.    Sale of Other Notes    . Contemporaneously with the Closing the Issuer shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in the Purchaser Schedule.
Section 4.7.    Payment of Special Counsel Fees    . Without limiting Section 15.1, the Issuer shall have paid on or before the Execution Date and the Closing the reasonable and documented fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Issuer at least one Business Day prior to the Execution Date and the Closing, as the case may be.
Section 4.8.    Private Placement Numbers    . A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for the Notes.
Section 4.9.    Changes in Corporate Structure    . None of the Note Parties shall have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the Execution Date in each case other than pursuant to a transaction permitted pursuant to Section 10.
Section 4.10.    Guaranty Agreement    . Each Guarantor shall have duly authorized, executed and delivered the Guaranty Agreement and such Purchaser shall have received a copy thereof.
Section 4.11.    Funding Instructions    . At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by an Authorized Signatory on letterhead of the Issuer confirming the information specified in Section 3 including (a) the name and address of the transferee bank, (b) such transferee bank’s ABA number and (c) the account name and number into which the purchase price for the Notes is to be deposited.
Section 4.12.    Proceedings and Documents    . All corporate, limited partnership, limited liability company and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

SECTION 5.	REPRESENTATIONS AND WARRANTIES OF THE REIT AND THE ISSUER .

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The REIT and the Issuer represent and warrant to each Purchaser as of the date of this Agreement and the Closing that:
Section 5.1.    Organization; Power and Authority    . (a) The REIT is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The REIT has the corporate power and authority (i) to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, and (ii) to execute and deliver this Agreement and the Guaranty Agreement and to perform the provisions hereof and thereof, except in each case referred to in clause (i), to the extent that failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(b)    The Issuer is a limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign limited partnership and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Issuer has the limited partnership power and authority (i) to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, and (ii) to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof, except in each case referred to in clause (i), to the extent that failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(c)    Each Initial Subsidiary Guarantor is a corporation, limited liability company, limited partnership or other legal entity, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation, limited liability company, limited partnership or other legal entity, as the case may be, and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Initial Subsidiary Guarantor has the corporate, limited liability company, limited partnership or other power and authority, as the case may be, to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver the Subsidiary Guaranty and to perform the provisions thereof, except in each case referred to in clause (i), to the extent that failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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Section 5.2.    Authorization, Etc.     Each of the Note Documents has been duly authorized by all necessary corporate, limited liability company, limited partnership or other legal entity, as the case may be, action on the part of each Note Party party thereto, and each Note Document constitutes a legal, valid and binding obligation of such Note Party enforceable against such Note Party in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
Section 5.3.    Disclosure    . The Issuer, through its agents, U.S. Bancorp Investments, Inc., J.P. Morgan Securities LLC and Jefferies LLC, has delivered to each Purchaser a copy of a Confidential Private Placement Memorandum, dated April 2018 (the “Memorandum”), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the REIT, the Issuer and their Subsidiaries. This Agreement, the Memorandum, the financial statements listed in Schedule 5.5 and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Issuer prior to April 17, 2018 in connection with the transactions contemplated hereby and identified in Schedule 5.3 (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements delivered to each Purchaser being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made; provided that, with respect to projections, estimates and other forward looking information, the Issuer represents only that such information was prepared in good faith based on assumptions believed to be reasonable at the time. Except as disclosed in the Disclosure Documents, since December 31, 2017, there has been no change in the financial condition, operations, business or properties of the REIT, the Issuer or any Subsidiary except changes that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no fact known to the Issuer that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.
Section 5.4.    Organization and Ownership of Shares of Subsidiaries    . (a) Schedule 5.4 contains an accurate list of all Subsidiaries of the REIT as of the date of this Agreement, setting forth their respective jurisdictions of organization and the percentage of their respective capital stock or other ownership interests owned by the REIT or other Subsidiaries. Each Subsidiary which has guaranteed or is otherwise liable, whether as a borrower or an additional borrower or co‑borrower or otherwise, under a Material Credit Facility is a Subsidiary Guarantor as of the date hereof.

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(b)    All of the outstanding shares of capital stock or similar Equity Interests of each Subsidiary shown in Schedule 5.4 as being owned by the REIT and its Subsidiaries have been validly issued, are fully paid and non‑assessable and are owned by the REIT, the Issuer or another Subsidiary free and clear of any Lien that is prohibited by this Agreement.
(c)    Each Subsidiary is a corporation, limited partnership, limited liability company or other legal entity duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation, limited partnership, limited liability company or other legal entity and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate, limited partnership, limited liability company or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact, except to the extent that failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(d)    No Subsidiary is subject to any legal, regulatory, contractual or other restriction (other than (i) the agreements listed on Schedule 5.4, (ii) customary limitations imposed by any statute, rule or regulation of any Governmental Authority and (iii) customary restrictions relating to Indebtedness permitted to be incurred pursuant to this Agreement) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the REIT, the Issuer or any Subsidiary that owns outstanding shares of capital stock or similar Equity Interests of such Subsidiary.
Section 5.5.    Financial Statements; Material Liabilities    . The Issuer has delivered or made available to each Purchaser copies of the consolidated financial statements of the REIT and its Subsidiaries listed on Schedule 5.5. All of such financial statements (including in each case the related schedules and notes) were prepared in accordance with GAAP as in effect on the date thereof and fairly present in all material respects the consolidated financial position and operations of the REIT and its Subsidiaries as of the respective dates specified in such Schedule (subject, in the case of any interim financial statements, to normal year‑end and audit adjustments and the absence of footnotes).
Section 5.6.    Compliance with Laws, Other Instruments, Etc.     The execution, delivery and performance by the Note Parties of the Note Documents to which they are a party will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of any Note Party under, (i) any indenture, mortgage, deed of trust, loan, purchase or credit agreement or lease in any material respects, (ii) corporate charter,

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regulations or by‑laws or shareholders agreement or (iii) any other agreement or instrument to which any Note Party or any Subsidiary is bound or by which any Note Party or any Subsidiary or any of their respective properties may be bound or affected in any material respect, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to any Note Party or any Subsidiary in any material respect or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to any Note Party or any Subsidiary in any material respect.
Section 5.7.    Governmental Authorizations, Etc.     No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by any Note Party of the Note Documents to which it is a party, except for consents, approvals, authorizations, registrations, filings and declarations which have been duly obtained, given or made and are in full force and effect.
Section 5.8.    Litigation; Observance of Agreements, Statutes and Orders    . (a) There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Issuer, threatened in writing against or affecting the REIT, the Issuer or any Subsidiary or any property of the REIT, the Issuer or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(b)    None of the REIT, the Issuer or any Subsidiary is (i) in default under any agreement or instrument to which it is a party or by which it is bound, (ii) in violation of any order, judgment, decree or ruling of any court, any arbitrator of any kind or any Governmental Authority or (iii) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority (including Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16), which default or violation could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
Section 5.9.    Taxes    . Each of the REIT, the Issuer and each Subsidiary has filed all material tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which, individually or in the aggregate, is not Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the REIT, the Issuer or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. Neither the REIT nor the Issuer knows

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of any basis for any other tax or assessment that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of each of the REIT and its Subsidiaries in respect of U.S. federal, state or other taxes for all fiscal periods are adequate. The U.S. federal income tax liabilities of the REIT, the Issuer and the Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended December 31, 2012.
Section 5.10.    Title to Property; Leases    . The REIT, the Issuer and the Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the REIT, the Issuer or any Subsidiary after such date (except as sold or otherwise disposed of after such date), in each case free and clear of Liens prohibited by this Agreement.
Section 5.11.    Licenses, Permits, Etc.     (a) The REIT, the Issuer and the Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others.
(b)    To the knowledge of the Issuer, no product or service of the REIT, the Issuer or any Subsidiary infringes in any material respect on any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person.
(c)    To the knowledge of the Issuer, there is no Material violation by any Person of any right of the REIT, the Issuer or any Subsidiary with respect to any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the REIT, the Issuer or any Subsidiary.
Section 5.12.    Compliance with ERISA    . (a) With respect to each Plan, the REIT and all ERISA Affiliates have paid all required minimum contributions and installments on or before the due dates provided under section 430(j) of the Code and could not reasonably be subject to a lien under section 430(k) of the Code or Title IV of ERISA. Neither the REIT nor any ERISA Affiliate has filed, pursuant to section 412(c) of the Code or section 302(c) of ERISA, an application for a waiver of the minimum funding standard. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The REIT is not an entity deemed to hold “plan assets” within the meaning of 29 C.F.R.

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§ 2510.3‑101, as modified by section 3(42) of ERISA, of an employee benefit plan (as defined in section 3(3) of ERISA) which is subject to Title I of ERISA or any plan (within the meaning of section 4975 of the Code) which is subject to section 4975 of the Code.
(b)    Except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Issuer and its Subsidiaries do not have any Non‑U.S. Plans.
(c)    The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)‑(D) of the Code. The representation by the REIT and the Issuer to each Purchaser in the first sentence of this Section 5.12(c) is made in reliance upon and subject to the accuracy of each Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.
Section 5.13.    Private Offering by the Issuer    . None of the Note Parties nor anyone acting on their behalf has offered the Notes, the Guaranty Agreement or any similar Securities for sale to, or solicited any offer to buy the Notes, the Guaranty Agreement or any similar Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than not more than 30 Accredited Investors (including the Purchasers), each of which has been offered the Notes at a private sale for investment; provided that all Accredited Investors who are affiliated with each other were counted as one Accredited Investor. None of the Note Parties nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes or the execution and delivery of the Guaranty Agreement to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction.
Section 5.14.    Use of Proceeds; Margin Regulations    . The Issuer will apply the proceeds of the sale of the Notes hereunder as set forth in the Memorandum. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Issuer in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Issuer and its Subsidiaries and the Issuer does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

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Section 5.15.    Existing Indebtedness; Future Liens    . None of the REIT, the Issuer or any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the REIT, the Issuer or any Subsidiary Guarantor and no event or condition exists with respect to any Indebtedness of the REIT, the Issuer or any Subsidiary the outstanding principal amount of which exceeds $25,000,000 that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Material Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.
Section 5.16.    Foreign Assets Control Regulations, Etc.     (a) None of the REIT, the Issuer or any Controlled Entity (i) is a Blocked Person, (ii) has been notified that its name appears or may in the future appear on a State Sanctions List or (iii) is a target of sanctions that have been imposed by the United Nations or the European Union.
(b)    None of the REIT, the Issuer or any Controlled Entity (i) has violated, been found in violation of, or been charged or convicted under, any applicable U.S. Economic Sanctions Laws, Anti‑Money Laundering Laws or Anti‑Corruption Laws or (ii) to the Issuer’s or the REIT’s knowledge, is under investigation by any Governmental Authority for possible violation of any applicable U.S. Economic Sanctions Laws, Anti‑Money Laundering Laws or Anti‑Corruption Laws.
(c)    No part of the proceeds from the sale of the Notes hereunder:
(i)    constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the REIT, the Issuer or any Controlled Entity, directly or indirectly, (A) in connection with any investment in, or any transactions or dealings with, any Blocked Person, (B) for any purpose that would cause any Purchaser to be in violation of any U.S. Economic Sanctions Laws or (C) otherwise in violation of any applicable U.S. Economic Sanctions Laws;
(ii)    will be used, directly or indirectly, in violation of, or cause any Purchaser to be in violation of, any applicable Anti‑Money Laundering Laws; or
(iii)    will be used, directly or indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case which would be in violation of, or cause any Purchaser to be in violation of, any applicable Anti‑Corruption Laws.

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(d)    Each of the REIT and the Issuer has established procedures and controls which its reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the REIT, the Issuer and each Controlled Entity is and will continue to be in compliance with all applicable U.S. Economic Sanctions Laws, Anti‑Money Laundering Laws and Anti‑Corruption Laws.
Section 5.17.    Status under Certain Statutes    . None of the REIT, the Issuer or any Subsidiary is subject to regulation under the Investment Company Act of 1940, the Public Utility Holding Company Act of 2005, the ICC Termination Act of 1995 or the Federal Power Act.
Section 5.18.    Environmental Matters    . Except as could not reasonably be expected to have a Material Adverse Effect, the property and operations of the REIT and its Subsidiaries are in compliance with applicable Environmental Laws and none of the REIT or any of its Subsidiaries is subject to any liability under Environmental Laws. Neither the REIT nor any Subsidiary has received any notice to the effect that its property and/or operations are not in material compliance with any of the requirements of applicable Environmental Laws or are the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any Hazardous Material, which non‑compliance or remedial action could reasonably be expected to have a Material Adverse Effect.
Section 5.19.    REIT Status; Exchange Listing    . The REIT has elected to be treated as a “real estate investment trust” under the Code. The REIT has a class of common shares which have trading privileges on the New York Stock Exchange or NYSE Amex Equities or which is subject to price quotations on The NASDAQ Stock Market’s National Market System.
Section 5.20.    Solvency    . (a) Immediately after the issuance and sale of the Notes and after giving effect to the application of the proceeds of the Notes, (i) the fair value of the  assets of the REIT and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, subordinated, contingent or otherwise, of the REIT and its Subsidiaries on a consolidated basis; (ii) the present fair saleable value of the assets of the REIT and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the REIT and its Subsidiaries on a consolidated basis on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) the REIT and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) the REIT and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted after the date of the Closing.

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(b)    The REIT does not intend to, or to permit any of its Subsidiaries to, and does not believe that it or any of its Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.

SECTION 6.	REPRESENTATIONS OF THE PURCHASERS .
Section 6.1.    Purchase for Investment    . Each Purchaser severally represents that (a) it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control and (b) that it is an Accredited Investor. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Issuer is not required to register the Notes.
Section 6.2.    Source of Funds    . Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:
(a)    the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95‑60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95‑60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or
(b)    the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate

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account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or
(c)    the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90‑1 or (ii) a bank collective investment fund, within the meaning of the PTE 91‑38 and, except as disclosed by such Purchaser to the Issuer in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or
(d)    the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84‑14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a Person controlling or controlled by the QPAM maintains an ownership interest in the Issuer that would cause the QPAM and the Issuer to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Issuer in writing pursuant to this clause (d);or
(e)    the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96‑23 (the “INHAM Exemption”)) managed by an “in‑house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a Person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Issuer and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Issuer in writing pursuant to this clause (e); or
(f)    the Source is a governmental plan; or

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(g)    the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Issuer in writing pursuant to this clause (g); or
(h)    the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.
As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 7.	INFORMATION AS TO THE REIT AND THE ISSUER .
Section 7.1.    Financial and Business Information    . The Issuer shall deliver to each Purchaser and each holder of a Note that is an Institutional Investor:
(a)    Quarterly Statements — within 45 days (or such shorter period as is the date by which such financial statements are required to be delivered under any Material Credit Facility) after the end of each quarterly fiscal period in each fiscal year of the REIT (other than the last quarterly fiscal period of each such fiscal year), copies of,
(i)    a consolidated unaudited balance sheet of the REIT and its Subsidiaries as at the end of such quarter, and
(ii)    consolidated unaudited statements of income and cash flows of the REIT and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by an Authorized Signatory of the Issuer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year‑end adjustments;
(b)    Annual Statements — within 90 days (or such shorter period as is the date by which such financial statements are required to be delivered under any Material Credit Facility) after the end of each fiscal year of the REIT, a copy of an audit report including

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(i)    a consolidated balance sheet of the REIT and its Subsidiaries as at the end of such year, and
(ii)    consolidated statements of income and cash flows of the REIT and its Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based) of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances;
(c)    SEC and Other Reports — promptly upon (i) the furnishing thereof to the shareholders of the REIT, a copy of each financial statement, report and proxy statement so furnished, and (ii) the filing thereof, a copy of each annual, quarterly, monthly or other regular report and each registration statement (without exhibits except as expressly requested by such holder) filed by the REIT, the Issuer or any Subsidiary with the SEC;
(d)    Notice of Default or Event of Default — promptly, and in any event within three (3) Business Days after a Responsible Officer of the REIT obtains knowledge of the existence of any Default or Event of Default hereunder or that any Person has given any notice, or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice setting forth the details of the event or development requiring such notice and what action the Issuer is taking or proposes to take with respect thereto;
(e)    ERISA Matters — promptly, and in any event within three (3) Business Days after a Responsible Officer of the REIT obtains knowledge of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Issuer or an ERISA Affiliate proposes to take with respect thereto:
(i)    with respect to any Plan, (A) any failure to pay all required minimum contributions and installments on or before the due dates provided under section 430(j) of the Code, or (B) the filing pursuant to section 412(c) of the Code

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or section 302(c) of ERISA, of an application for a waiver of the minimum funding standard; or
(ii)    the occurrence of an ERISA Event that, alone or together with any other ERISA Events that have occurred, would reasonably be expected to result in a Material Adverse Effect.
(f)    Actions and Proceedings —promptly, and in any event within 30 days of receipt thereof, copies of any notice to the REIT, the Issuer or any Subsidiary from any Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;
(g)    [Intentionally Omitted]; and
(h)    Requested Information — with reasonable promptness, such other business or financial information (including environmental reports) maintained on the REIT, the Issuer, any Eligible Property Entity, any Eligible Property or in respect of the calculation of the covenants set forth in Section 10.9 and supporting information reasonably relating to such calculations, in each case, as from time to time may be reasonably requested by any such Purchaser or holder of a Note.
Section 7.2.    Officer’s Certificate    . Each set of financial statements delivered to a Purchaser or a holder of a Note pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of an Authorized Signatory of the Issuer in substantially the form attached hereto as Schedule 7.2:
(a)    Covenant Compliance — setting forth the information from such financial statements that is required in order to establish whether the REIT and the Issuer were in compliance with the requirements of Section 10 during the quarterly or annual period covered by the financial statements then being furnished, (including with respect to each such provision that involves mathematical calculations, the information from such financial statements that is required to perform such calculations) and detailed calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Section, and the calculation of the amount, ratio or percentage then in existence and a list of all Eligible Properties (and the NOI attributable to each such Eligible Property), Development Properties and Lease Up Properties as of the last day of the reporting period for such compliance certificate. In the event that the REIT, the Issuer or any Subsidiary has made an election to measure any financial liability included in its financial statements using fair value (which election is being disregarded for purposes of determining compliance

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with this Agreement pursuant to Section 22.2) as to the period covered by any such financial statement, such Authorized Signatory’s certificate as to such period shall include a reconciliation from GAAP with respect to such election;
(b)    Event of Default — certifying that such Authorized Signatory has reviewed the relevant terms hereof and has made, or caused to be made, an examination of the books and records of the REIT and the Issuer and has conducted (or caused to be conducted) such other examinations and investigations as are necessary to provide the such certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including any such event or condition resulting from the failure of the REIT, the Issuer or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the REIT, the Issuer or such Subsidiary shall have taken or proposes to take with respect thereto; and
(c)    Subsidiary Guarantors — setting forth a list of all Subsidiaries that have been added or released as Subsidiary Guarantors since the date of the prior compliance certificate.
Section 7.3.    Visitation    . The REIT and the Issuer shall permit the representatives of each Purchaser and each holder of a Note that is an Institutional Investor:
(a)    No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the REIT or the Issuer, as the case may be, to visit the principal executive offices of the REIT or the Issuer, to discuss the affairs, finances and accounts of the REIT, the Issuer and the Subsidiaries with the REIT’s or the Issuer’s officers, and (with the consent of the REIT or the Issuer, as the case may be, which consent will not be unreasonably withheld) its independent public accountants and (with the consent of the REIT or the Issuer, as the case may be, which consent will not be unreasonably withheld) to visit the other offices and properties of the REIT, the Issuer and each Subsidiary, all at such reasonable times and intervals as may be reasonably requested in writing; provided that no more than one such visitation, inspection or examination for any individual Purchaser or holder of a Note and all of its affiliates that are also Purchasers or holders of Notes shall occur in any calendar year; and
(b)    Default — if a Default or Event of Default then exists, at the expense of the Issuer to inspect any of the properties, books and financial records of the REIT, the Issuer or any Subsidiary, to examine all their respective books of account and other financial records, to make copies and extracts therefrom and to discuss their respective affairs, finances

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and accounts with their respective officers and independent public accountants (and by this provision the Issuer authorizes and has caused the REIT to authorize said accountants to discuss the affairs, finances and accounts of the REIT, the Issuer and the Subsidiaries; provided that the REIT, the Issuer or the applicable Subsidiary shall be permitted to be present during such discussions) all at such times and as often as may be reasonably requested.
Section 7.4.    Electronic Delivery    . Financial statements, certifications of independent certified public accountants, other information and Officer’s Certificates that are required to be delivered by the Issuer pursuant to Sections 7.1 and 7.2 shall be deemed to have been delivered if the Issuer satisfies or causes to be satisfied any of the following requirements with respect such financial statements, certifications of independent certified public accountants, other information and Officer’s Certificates, as the case may be:
(a)    such information is delivered to each Purchaser and holder of a Note by e‑mail at the e‑mail address set forth in such holder’s Purchaser Schedule or as communicated from time to time in a separate writing delivered to the Issuer;
(b)    the REIT has filed such financial statement or other deliverable with the U.S. Securities and Exchange Commission and is available on the EDGAR website on the Internet at www.sec.gov or any successor government website that is freely and readily available to the holders of the Notes without charge; or
(c)    such financial statements satisfying the requirements of Section 7.1(a) or Section 7.1(b) and related Officer’s Certificate satisfying the requirements of Section 7.2 and any other information required under Section 7.1(c) are timely posted by or on behalf of the REIT on IntraLinks or on any other similar website to which each holder of Notes has free access;
provided, however, that in the case of any of clauses (b) or (c), the Issuer shall have given each holder of a Note prior written notice, which may be by e‑mail or in accordance with Section 18, of such posting or filing in connection with each delivery; provided further, that upon request of any holder to receive paper copies of such forms, financial statements, other information and Officer’s Certificates or to receive them by e‑mail, the Issuer will promptly e‑mail them or deliver such paper copies, as the case may be, to such holder until written notice to cease delivering such paper or electronic copies is given by such holder. Deliveries made in accordance with this Section 7.4 shall be effective notwithstanding physical delivery instructions set forth in the Purchaser Schedule.

SECTION 8.	PAYMENT AND PREPAYMENT OF THE NOTES .

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Section 8.1.    Maturity    . As provided therein, the entire unpaid principal balance of each Note shall be due and payable on the Maturity Date thereof.
Section 8.2.    Optional Prepayments with Make‑Whole Amount    ‑. The Issuer may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 5% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Make‑Whole Amount determined for the prepayment date with respect to such principal amount; provided, that in the event such prepayment pursuant to this Section 8.2 occurs on or after June 2, 2028, such Notes may be prepaid at 100% of the principal amount of such Notes so prepaid, together with interest on such Notes accrued to the date of prepayment, but without the Make‑Whole Amount or other premium. The Issuer will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than ten days and not more than 60 days prior to the date fixed for such prepayment unless the Issuer and the holders of more than 50% of the principal amount of the Notes to be prepaid then outstanding agree to another time period pursuant to Section 17. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of an Authorized Signatory of the Issuer as to the estimated Make‑Whole Amount, if any, for the Notes due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Issuer shall deliver to each holder of Notes a certificate of an Authorized Signatory of the Issuer specifying the calculation of such Make‑Whole Amount, if any, as of the specified prepayment date.
Section 8.3.    Allocation of Partial Prepayments    . In the case of each partial prepayment of Notes pursuant to Section 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. Any prepayments pursuant to Section 8.7 shall be applied only to the Notes of the holders electing to participate in such prepayment.
Section 8.4.    Maturity; Surrender, Etc.         In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make‑Whole Amount, if any. From and after such date, unless the Issuer shall fail to pay such principal amount when so due and payable, together with the interest and Make‑Whole Amount, if any, as aforesaid, interest on such principal

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amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Issuer and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.
Section 8.5.    Purchase of Notes    . The Issuer will not and will not permit the REIT, any Subsidiary or any Controlled Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Issuer, the REIT, a Subsidiary or any Controlled Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least ten Business Days. If the holders of more than 50% of the principal amount of the Notes then outstanding accept such offer, the Issuer shall promptly notify the remaining holders of Notes of such fact and the expiration date for the acceptance by holders of such Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least five Business Days from its receipt of such notice to accept such offer. The Issuer will promptly cancel all Notes acquired by it, the REIT, any Subsidiary or any Controlled Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to this Agreement and no Notes may be issued in substitution or exchange for any such Notes.
Section 8.6.    Make‑Whole Amount    ‑.
The term “Make‑Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make‑Whole Amount may in no event be less than zero. For the purposes of determining the Make‑Whole Amount, the following terms have the following meanings:
“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.
“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

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“Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (a) 0.50% plus (b) the yield to applicable Maturity Date implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on‑the‑run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (i) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on‑the‑run U.S. Treasury securities with the maturities (A) closest to and greater than such Remaining Average Life and (B) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.
If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (x) 0.50% plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.
“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (a) such Called Principal into (b) the sum of the products obtained by multiplying (i) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (ii) the number of years, computed on the basis of a 360‑day year comprised of twelve 30‑day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

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“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or Section 12.1.
“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.
Section 8.7.    Change of Control    .
(a)    Notice of Change of Control. The Issuer will, no later than ten Business Days after any Responsible Officer of the REIT has knowledge of the occurrence of any Change of Control give written notice of such Change of Control to each holder of Notes (the “Change of Control Notice”). Such Change of Control Notice shall contain and constitute an offer by the Issuer to prepay Notes as described in paragraph (b) of this Section 8.7 and shall be accompanied by the certificate described in paragraph (e) of this Section 8.7.
(b)    Offer to Prepay Notes. The offer to prepay Notes contemplated by paragraph (a) of this Section 8.7 shall be an offer to prepay, in accordance with and subject to this Section 8.7, all, but not less than all, the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date (which date shall be a Business Day) specified in such Change of Control Notice (the “Proposed Prepayment Date”). Such date shall be not less than 30 days and not more than 60 days after the date of such Change of Control Notice (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the Business Day nearest to the 45th day after the date of such Change of Control Notice).
(c)    Acceptance; Rejection. A holder of Notes may accept or reject the offer to prepay made pursuant to this Section 8.7 by causing a notice of such acceptance or rejection to be delivered to the Issuer at least ten Business Days prior to the Proposed Prepayment Date. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.7, or to accept an offer as to all of the Notes held by the holder, in each case on or before the tenth Business Day preceding the Proposed Prepayment Date shall be deemed to constitute a rejection of such offer by such holder.

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(d)    Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.7 shall be at 100% of the principal amount of such Notes, together with accrued and unpaid interest thereon (but without any make‑whole, premium, penalty or Make‑Whole Amount whatsoever or howsoever described). The prepayment shall be made on the Proposed Prepayment Date.
(e)    Officer’s Certificate. Each Change of Control Notice pursuant to this Section 8.7 shall be accompanied by a certificate, executed by an Authorized Signatory of the Issuer and dated the date of such Change of Control Notice, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.7; (iii) the principal amount of each Note offered to be prepaid; (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date; (v) that the conditions of this Section 8.7 required to be fulfilled prior to the giving of notice have been fulfilled; and (vi) in reasonable detail, the general nature and date of the Change of Control.
Section 8.8.    Payments Due on Non‑Business Days    ‑. Anything in this Agreement or the Notes to the contrary notwithstanding, (a) except as set forth in clause (b), any payment of interest on any Note that is due on a date that is not a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; and (b) any payment of principal of or Make‑Whole Amount on any Note (including principal due on the Maturity Date of such Note) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

SECTION 9.	AFFIRMATIVE COVENANTS.
From the date of this Agreement until the Closing and thereafter, so long as any of the Notes are outstanding:
Section 9.1.    Compliance with Laws    . The REIT and the Issuer will, and will cause each Subsidiary to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject (including ERISA, Environmental Laws, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.16), and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non‑compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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Section 9.2.    Insurance    . The REIT and the Issuer will, and will cause each Subsidiary to, maintain, with financially sound and reputable insurers, insurance on all of their Property and other assets, liability insurance and other insurance in such amounts, subject to such deductibles and self‑insurance retentions and covering such Property and other assets and risks as is consistent with sound business practice.
Section 9.3.    Maintenance of Properties    . The REIT and the Issuer (a) will, and will cause each Subsidiary to, maintain and keep, or cause to be maintained and kept, their respective Eligible Properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times and (b) will, and will cause each Subsidiary to, maintain and keep their respective Properties, in the aggregate, in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times; provided that this Section 9.3 shall not prevent the REIT, the Issuer or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Issuer has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
Section 9.4.    Payment of Taxes and Claims    . The REIT and the Issuer will, and will cause each Subsidiary to, timely file all United States federal and applicable foreign, state and local tax returns required by law to be filed in any jurisdiction and to pay when due all taxes, assessments, governmental charges, and levies imposed on them or any of their income, profits or Property, provided that none of the REIT, the Issuer or any Subsidiary need pay any such tax, assessment, charge, levy or claim if (i) the amount, applicability or validity thereof is contested by the REIT, the Issuer or such Subsidiary in good faith and by appropriate proceedings, and the REIT, the Issuer or such Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the REIT, the Issuer or such Subsidiary or (ii) the nonpayment of all such taxes, assessments, charges, levies and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
Section 9.5.    Conduct of Business. The REIT and the Issuer will, and will cause each Subsidiary to: (a) carry on and conduct its business in primarily the same manner and in primarily the same fields of enterprise as it is presently conducted and reasonable extensions thereof; and (b) do all things necessary to (i) remain duly incorporated or organized, validly existing and (ii) (to the extent such concept applies to such entity) in good standing as a domestic corporation, partnership or limited liability company in its jurisdiction of incorporation or organization, as the case may be, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

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Section 9.6.    Books and Records    . The REIT and the Issuer will, and will cause each of their Subsidiaries to, maintain proper books of record and account in conformity in all material respects with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the REIT, the Issuer or such Subsidiary, as the case may be. The REIT and the Issuer will, and will cause each of their Subsidiaries to, keep books, records and accounts which, in reasonable detail, accurately reflect all material transactions and dispositions of assets. The REIT, the Issuer and the Subsidiaries have devised a system of internal accounting controls sufficient to provide reasonable assurances that their respective books, records, and accounts accurately reflect all material transactions and dispositions of assets and the REIT and the Issuer will, and will cause each of their Subsidiaries to, continue to maintain such system.
Section 9.7.    Subsidiary Guarantors    . (a) The REIT will cause each of its Subsidiaries that guarantees or otherwise becomes liable at any time, whether as a borrower or an additional or co‑borrower or otherwise, for or in respect of any Indebtedness under any Material Credit Facility to concurrently therewith:
(i)    enter into a supplement to guaranty in the form of Annex I to the Guaranty Agreement to join, on a joint and several basis with all other Guarantors, the Guaranty Agreement (a “Joinder to the Guaranty”); and
(ii)    deliver the following to each holder of a Note:
(A)    an executed counterpart of such Joinder to the Guaranty;
(B)    to the extent required under any Material Credit Facility, a certificate signed by an authorized responsible officer of such Subsidiary containing representations and warranties on behalf of such Subsidiary to the same effect, mutatis mutandis, as those contained in Sections 5.1, 5.2, 5.6, 5.7, and 5.20 of this Agreement (but with respect to such Subsidiary and such Joinder to the Guaranty rather than the Issuer);
(C)    to the extent required under any Material Credit Facility, all documents as may be reasonably requested by the Required Holders to evidence the due organization, continuing existence and, where applicable, good standing of such Subsidiary and the due authorization by all requisite action on the part of such Subsidiary of the execution and delivery of such Joinder to the Guaranty and the performance by such Subsidiary of its obligations thereunder; and
(D)    to the extent required under any Material Credit Facility, an opinion of counsel reasonably satisfactory to the Required Holders covering such matters

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relating to such Subsidiary and such Joinder to the Guaranty as the Required Holders may reasonably request.
(b)    At the election of the Issuer and by written notice to each holder of Notes, any Subsidiary Guarantor may be discharged from all of its obligations and liabilities under the Guaranty Agreement and shall be automatically released from its obligations thereunder without the need for the execution or delivery of any other document by the holders, provided that (i) if such Subsidiary Guarantor is a guarantor or is otherwise liable for or in respect of any Material Credit Facility, then such Subsidiary Guarantor has been released and discharged (or will be released and discharged concurrently with the release of such Subsidiary Guarantor under the Guaranty Agreement) under such Material Credit Facility, (ii) at the time of, and after giving effect to, such release and discharge, no Default or Event of Default shall be existing, (iii) if in connection with such Subsidiary Guarantor being released and discharged under any Material Credit Facility, any fee or other form of consideration is given to any holder of Indebtedness under such Material Credit Facility solely for such release, the holders of the Notes shall receive equivalent consideration substantially concurrently therewith and (iv) each holder shall have received a certificate of an Authorized Signatory of the Issuer certifying as to the matters set forth in clauses (i), (ii) and (iii). Upon the release of any Person pursuant to this Section 9.7(b), each holder of a Note shall deliver to the Issuer and such Person, upon the Issuer’s request and at the Issuer’s expense, such documentation as is reasonably requested by the Issuer (and reasonably satisfactory to the Required Holders) or is necessary to evidence the release of such Person from its obligations under the Note Documents.
Section 9.8.    Pari Passu Ranking    . The Issuer will ensure that its payment obligations under this Agreement and the Notes, and the payment obligations of each Guarantor under the Guaranty Agreement, will at all times rank at least pari passu, without preference or priority, with all other unsecured and unsubordinated Indebtedness of the Issuer and such Guarantor, as applicable.
Section 9.9.    Maintenance of REIT Status; Exchange Listing    . The REIT shall maintain its status as, and election to be treated as, a “real estate investment trust” under the Code. The REIT shall maintain at least one class of common shares of the REIT having trading privileges on the New York Stock Exchange or NYSE Amex Equities or which is subject to price quotations on The NASDAQ Stock Market’s National Market System.

SECTION 10.	NEGATIVE COVENANTS.
From the date of this Agreement until the Closing and thereafter, so long as any of the Notes are outstanding:

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Section 10.1.    Transactions with Affiliates    . Neither the REIT nor the Issuer will, and will not permit any Subsidiary to, enter into any transaction (including the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate except (a) upon fair and reasonable terms no less favorable to the REIT, the Issuer or such Subsidiary than would be obtainable in a comparable arm’s‑length transaction; and (b) transactions between and among the REIT and its Wholly‑Owned Subsidiaries.
Section 10.2.    Merger, Consolidation, Etc.     The REIT and the Issuer will not, and will not permit any Subsidiary to, consolidate with or merge with any other Person or convey, transfer or lease (as lessor) all or substantially all of its assets in a single transaction or series of transactions to any Person unless:
(a)    in the case of any such transaction involving the REIT, the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the REIT as an entirety, as the case may be (the “Surviving Parent”), shall be a solvent corporation, business, trust, limited partnership or limited liability company organized and existing under the laws of the United States or any state thereof (including the District of Columbia), and, if the REIT is not such Surviving Parent, (i) such Surviving Parent shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Guaranty Agreement and (ii) the Surviving Parent shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof;
(b)    in the case of any such transaction involving the Issuer, the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Issuer as an entirety, as the case may be (the “Surviving Issuer”), shall be a solvent corporation, business, trust, limited partnership or limited liability company organized and existing under the laws of the United States or any state thereof (including the District of Columbia), and, if the Issuer is not such Surviving Issuer, (i) such Surviving Issuer shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes and (ii) such the Surviving Issuer shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to

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the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof;
(c)    in the case of any such transaction involving a Subsidiary Guarantor, the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of such Subsidiary Guarantor as an entirety, as the case may be, shall be (i) the REIT, the Issuer, such Subsidiary Guarantor or another Subsidiary Guarantor; or (ii) a solvent corporation, business, trust, limited partnership or limited liability company (other than the REIT, the Issuer or another Subsidiary Guarantor) that has delivered the documents required pursuant to Section 9.7(a);
(d)    in the case of any such transaction involving the Issuer, each Guarantor under any Guaranty Agreement that is outstanding at the time such transaction or each transaction in such a series of transactions occurs reaffirms its obligations under such Guaranty Agreement in writing at such time pursuant to documentation that is reasonably acceptable to the Required Holders; and
(e)    immediately before and immediately after giving effect to such transaction or each transaction in any such series of transactions, no Default or Event of Default shall have occurred and be continuing.
No such conveyance, transfer or lease of substantially all of the assets of the REIT, the Issuer or any Subsidiary Guarantor shall have the effect of releasing the REIT, the Issuer or such Subsidiary Guarantor, as the case may be, or any successor solvent corporation, business, trust, limited partnership or limited liability company that shall theretofore have become such in the manner prescribed in this Section 10.2, from its liability under (x) this Agreement or the Notes (in the case of the Issuer) or (y) the Guaranty Agreement (in the case of any Guarantor), unless, in the case of the conveyance, transfer or lease of substantially all of the assets of a Subsidiary Guarantor, such Subsidiary Guarantor is released from its Subsidiary Guaranty in accordance with Section 9.7(b) in connection with or immediately following such conveyance, transfer or lease.
Section 10.3.    [Intentionally Omitted].
Section 10.4.    Economic Sanctions, Etc.     The REIT will not, and will not permit any Controlled Entity to, (a) become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or (b) directly or indirectly have any investment in or engage in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would

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cause any Purchaser or holder or any affiliate of such holder to be in violation of, or subject to sanctions under, any law or regulation applicable to the REIT and / or such Controlled Entity and such holder, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions Laws.
Section 10.5.    Liens on Eligible Properties    . Unless and until the Notes (and any guaranty delivered in connection therewith) shall concurrently be secured by a Pari Passu Lien, the Issuer will not, nor will it permit any Subsidiary to, create, incur, or suffer to exist any Lien or Negative Pledge (other than Liens of the type described in clauses (a) through (f) and clause (i) of the definition of Permitted Liens) in, of or on any Eligible Property, any other asset included in the Unencumbered Asset Value, or the Equity Interests of any Eligible Property Entity.
Section 10.6.    Indebtedness    . The REIT and the Issuer shall not, and shall not permit any other Note Party or any other Subsidiary to, incur, assume, or otherwise become obligated in respect of any Indebtedness if immediately prior to the assumption, incurring or becoming obligated in respect thereof, or immediately thereafter and after giving effect thereto, a Default or Event of Default is or would be in existence, including without limitation, a Default or Event of Default resulting from a violation of any of the covenants contained in Section 10.9.
Section 10.7.    Investments    . The Issuer will not, nor will it permit any Subsidiary to, make or suffer to exist any Investments (including without limitation, any Acquisition, and loans and advances to, and other Investments in, Subsidiaries), or commitments therefor, or to create any Subsidiary or to become or remain a partner in any partnership or joint venture, except:
(a)    Investments in cash and Cash Equivalents;
(b)    existing Investments in Subsidiaries and other Investments in existence on the date hereof and described in Schedule 10.7;
(c)    Investments constituting Derivatives Contracts, if any, in each case, that are non‑speculative in nature;
(d)    Investments constituting Customer Advances; and
(e)    any other Investment so long as (i) at the time of entering into the obligation to make such Investment, no Default or Event of Default shall be in existence or could reasonably be expected to arise or result therefrom after giving effect to such Investment, and (ii) at the time of, and immediately thereafter and after giving effect to, the making of such Investment, (A) no Event of Default specified in Section 11(a), (b), (g), (h) or (i) shall have occurred and be continuing, nor, as a result of the occurrence of any other Event of

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Default, have the Notes been accelerated pursuant to Section 12.1, and (B) the Issuer shall be in compliance with the covenants contained in Section 10.9.
Section 10.8.    Restricted Payments    . The REIT and the Issuer shall not, and shall not permit any of their Subsidiaries to, declare or make any Restricted Payment so long as any Default or Event of Default exists or would result therefrom. Notwithstanding the foregoing, unless a Default or Event of Default specified in Section 11(a), (b), (g), (h) or (i) shall have occurred and be continuing, or if as a result of the occurrence of any other Event of Default the Notes have been accelerated pursuant to Section 12.1, the Issuer and its Subsidiaries and any other Subsidiary of the REIT may pay dividends and distributions to the REIT and other holders of partnership interests in the Issuer with respect to any fiscal year ending during the term of this Agreement to the extent necessary for the REIT to distribute, and the REIT may so distribute, dividends and distributions to its shareholders in an aggregate amount not to exceed the amount required to be distributed for the REIT (a) to remain in compliance with Section 9.9 and (b) avoid the payment of U.S. federal or state income or excise tax. Subsidiaries other than the Issuer may, at any time, make Restricted Payments (i) to the Issuer and the other Subsidiaries that are Guarantors or (ii) to Subsidiaries that are not Guarantors if such Restricted Payments are made by Subsidiaries that are not Guarantors.
Section 10.9.    Financial Covenants    . For purposes of determining compliance with the following financial covenants, (a) only the REIT’s Ownership Share of the financial attributes of a non‑Wholly Owned Subsidiary shall be considered and (b) each such covenant shall be calculated on a consolidated basis for the REIT, the Issuer, and the Subsidiaries:
(i)    Maximum Consolidated Leverage Ratio. The REIT and the Issuer will not permit the Consolidated Leverage Ratio to be greater than 0.60 to 1.00 at any time; provided that, at the Issuer’s election upon delivery of written notice to the holders of the Notes, prior to the delivery of a compliance certificate for any applicable four‑quarter period pursuant to Section 7.2 during which the Issuer completes a Material Acquisition and, at the Issuer’s election, for the subsequent consecutive fiscal quarter, and provided that, at the time of completion of such Material Acquisition, no Default or Event of Default has occurred and is continuing (other than as a result of the Consolidated Leverage Ratio to be greater than 0.60 to 1.00 but less than or equal to 0.65 to 1.00) such Consolidated Leverage Ratio shall not be greater than 0.65 to 1.00 at any time; provided, further, that any such temporary increase to the maximum Consolidated Leverage Ratio shall not be available (A) for more than four fiscal quarters in total (whether or not consecutive) during the term of this Agreement, or (B) for more than two consecutive fiscal quarters.
(ii)    Minimum Fixed Charge Coverage Ratio. The REIT and the Issuer will not permit the ratio, determined as of the end of each of the REIT’s fiscal quarters for the then

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most‑recently ended four (4) fiscal quarters, of (A) Adjusted EBITDA to (B) Fixed Charges to be less than 1.50 to 1.00.
(iii)    Maximum Secured Indebtedness. The REIT and the Issuer will not permit the ratio of Secured Indebtedness to Total Asset Value to be greater than 0.40 to 1.00 at any time.
(iv)    Maximum Unencumbered Leverage Ratio. The REIT and the Issuer will not permit the Unencumbered Leverage Ratio to be greater than 0.60 to 1.00 at any time; provided that, at the Issuer’s election upon delivery of written notice to the holders of the Notes, prior to the delivery of a compliance certificate for any applicable four‑quarter period pursuant to Section 7.2 during which the Issuer completes a Material Acquisition and, at the Issuer’s election, for the subsequent consecutive fiscal quarter, and provided that, at the time of completion of such Material Acquisition, no Default or Event of Default has occurred and is continuing (other than as a result of the Unencumbered Leverage Ratio to be greater than 0.60 to 1.00 but less than or equal to 0.65 to 1.00) such Unencumbered Leverage Ratio shall not be greater than 0.65 to 1.00 at any time; provided, further, that any such temporary increase to the maximum Unencumbered Leverage Ratio shall not be available (A) for more than four fiscal quarters in total (whether or not consecutive) during the term of this Agreement, or (B) for more than two consecutive fiscal quarters.

SECTION 11.	EVENTS OF DEFAULT .
An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:
(a)    the Issuer defaults in the payment of any principal or Make‑Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or
(b)    the Issuer defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or
(c)    the REIT or the Issuer defaults in the performance of or compliance with any term contained in Section 7.1(d) or Section 10.9; or
(d)    the Issuer or any Guarantor defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), (b) and (c)) or in any Guaranty Agreement and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the

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Issuer receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or
(e)    (i) any representation or warranty made in writing by or on behalf of the REIT or the Issuer or by any officer of the REIT or the Issuer in this Agreement or any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made, or (ii) any representation or warranty made in writing by or on behalf of any Subsidiary Guarantor or by any officer of such Subsidiary Guarantor in any Subsidiary Guaranty or any writing furnished in connection with such Subsidiary Guaranty proves to have been false or incorrect in any material respect on the date as of which made; or
(f)    (i) the REIT, the Issuer or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make‑whole amount or interest on any Material Indebtedness beyond any period of grace provided with respect thereto, or (ii) the REIT, the Issuer or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Material Indebtedness or of any Material Indebtedness Agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Material Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into Equity Interests), any portion of Material Indebtedness of the REIT, the Issuer or any Subsidiary shall be declared to be due and payable or required to be prepaid or repurchased (other than by a regularly scheduled payment) prior to the stated maturity thereof; or
(g)    the REIT, the Issuer or any Material Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated or (vi) takes corporate action for the purpose of any of the foregoing; or

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(h)    a court or other Governmental Authority of competent jurisdiction enters an order appointing, without consent by the REIT, the Issuer or any Material Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding‑up or liquidation of the REIT, the Issuer or any Material Subsidiary, or any such petition shall be filed against the REIT, the Issuer or any Material Subsidiary and such petition shall not be dismissed within 60 days; or
(i)    any event occurs with respect to the REIT, the Issuer or any Material Subsidiary which under the laws of any jurisdiction is analogous to any of the events described in Section 11(g) or Section 11(h), provided that the applicable grace period, if any, which shall apply shall be the one applicable to the relevant proceeding which most closely corresponds to the proceeding described in Section 11(g) or Section 11(h); or
(j)    one or more (i) final judgments or orders for the payment of money aggregating in excess of the Minimum Threshold Amount (or its equivalent in the relevant currency of payment) or (ii) nonmonetary judgments or orders which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, including any such final order enforcing a binding arbitration decision, are rendered against one or more of the REIT, the Issuer and its Subsidiaries and which judgments shall remain unstayed, undischarged, undismissed, unvacated and unsatisfied for a period of thirty (30) consecutive days after entry thereof; or
(k)    (i) with respect to a Plan, the REIT, the Issuer or an ERISA Affiliate is subject to a lien in excess of the Minimum Threshold Amount (or its equivalent in the relevant currency of payment) pursuant to section 430(k) of the Code or section 302(c) of ERISA or Title IV of ERISA, or (ii) an ERISA Event shall have occurred that when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; or
(l)    the Guaranty Agreement shall cease to be in full force and effect (other than as the result of the application of the specific provisions of this Agreement or the Guaranty Agreement), any Guarantor or any Person acting on behalf of any Guarantor shall contest in any manner the validity, binding nature or enforceability of the Guaranty Agreement, or the obligations of any Guarantor under the Guaranty Agreement are not or cease to be legal, valid, binding and enforceable in accordance with the terms of such Guaranty Agreement.

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SECTION 12.	REMEDIES ON DEFAULT, ETC.
Section 12.1.    Acceleration    . (a) If an Event of Default with respect to the REIT or the Issuer described in Section 11(g), (h) or (i) (other than an Event of Default described in clause (i) of Section 11(g) or described in clause (vi) of Section 11(g) by virtue of the fact that such clause encompasses clause (i) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.
(b)    If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Issuer, declare all the Notes then outstanding to be immediately due and payable.
(c)    If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Issuer, declare all the Notes held by it or them to be immediately due and payable.
Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including interest accrued thereon in respect of the Notes at the Default Rate) and (y) the Make‑Whole Amount, if any, determined in respect of such principal amount, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Issuer acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Issuer (except as herein specifically provided for) and that the provision for payment of a Make‑Whole Amount by the Issuer in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.
Section 12.2.    Other Remedies    . If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note Document, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.
Section 12.3.    Rescission    . At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders, by written notice to the Issuer,

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may rescind and annul any such declaration and its consequences if (a) the Issuer has paid all overdue interest on the Notes, all principal of and Make‑Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make‑Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Issuer nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than nonpayment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17 and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.
Section 12.4.    No Waivers or Election of Remedies, Expenses, Etc.     No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement, the Guaranty Agreement or any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Issuer under Section 15, the Issuer will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all reasonable and documented third party costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including reasonable and documented third party attorneys’ fees, expenses and disbursements.

SECTION 13.	REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES .
Section 13.1.    Registration of Notes    . The Issuer shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Issuer shall not be affected by any notice or knowledge to the contrary. The Issuer shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

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Section 13.2.    Transfer and Exchange of Notes    . Upon surrender of any Note to the Issuer at the address and to the attention of the designated officer (all as specified in Section 18(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Issuer shall execute and deliver, at the Issuer’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Schedule 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Issuer may require payment of a sum sufficient to cover any stamp, documentary or similar tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.
Section 13.3.    Replacement of Notes    . Upon receipt by the Issuer at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and
(a)    in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or
(b)    in the case of mutilation, upon surrender and cancellation thereof, within ten Business Days thereafter, the Issuer at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

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SECTION 14.	PAYMENTS ON NOTES .
Section 14.1.    Place of Payment    . Subject to Section 14.2, payments of principal, Make‑Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Wells Fargo Bank, National Association, in such jurisdiction. The Issuer may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Issuer in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.
Section 14.2.    Payment by Wire Transfer    . So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Issuer will pay all sums becoming due on such Note for principal, Make‑Whole Amount, if any, interest and all other amounts becoming due hereunder by the method and at the address specified for such purpose below such Purchaser’s name in the Purchaser Schedule, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Issuer in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Issuer made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Issuer at its principal executive office or at the place of payment most recently designated by the Issuer pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Issuer in exchange for a new Note or Notes pursuant to Section 13.2. The Issuer will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.
Section 14.3.    FATCA Information    . By acceptance of any Note, the holder of such Note agrees that such holder will with reasonable promptness duly complete and deliver to the Issuer, or to such other Person as may be reasonably requested by the Issuer, from time to time (a) in the case of any such holder that is a United States Person, such holder’s United States tax identification number or other forms reasonably requested by the Issuer necessary to establish such holder’s status as a United States Person under FATCA and as may otherwise be necessary for the Issuer to comply with its obligations under FATCA and (b) in the case of any such holder that is not a United States Person, such documentation prescribed by applicable law (including as prescribed by section 1471(b)(3)(C)(i) of the Code) and such additional documentation as may be necessary for the Issuer to comply with its obligations under FATCA and to determine that such holder has complied with such holder’s obligations under FATCA or to determine the amount (if any) to deduct

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and withhold from any such payment made to such holder. Nothing in this Section 14.3 shall require any holder to provide information that is confidential or proprietary to such holder unless the Issuer is required to obtain such information under FATCA and, in such event, the Issuer shall treat any such information it receives as confidential.

SECTION 15.	EXPENSES, ETC.
Section 15.1.    Transaction Expenses    . Whether or not the transactions contemplated hereby are consummated, the Issuer will pay all reasonable and documented third party costs and expenses (including reasonable and documented third party attorneys’ fees of one special counsel for the Purchasers and holders, taken as a whole, and, if reasonably required by the Required Holders, one local or other specialty counsel for the Purchasers and holders, taken as a whole) incurred by the Purchasers and each other holder of a Note in connection with the execution of this Agreement, the Notes and the Guaranty Agreement on the date hereof and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Guaranty Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including: (a) the reasonable and documented costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Guaranty Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Guaranty Agreement or the Notes, or by reason of being a holder of any Note, (b) the reasonable and documented costs and expenses, including fees of one financial advisor for the Purchasers and the holders, taken as a whole, incurred in connection with the insolvency or bankruptcy of the REIT, the Issuer or any Subsidiary or in connection with any work‑out or restructuring of the transactions contemplated hereby and by the Notes and the Guaranty Agreement and (c) the reasonable and documented costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO, provided that such costs and expenses under this clause (c) shall not exceed $3,500. If required by the NAIC, the Issuer shall obtain and maintain at its own cost and expense a Legal Entity Identifier (LEI). The Issuer will pay, and will save each Purchaser and each other holder of a Note harmless from, (i) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes) and (ii) any and all wire transfer fees that any bank deducts from any payment under such Note to such holder or otherwise charges to a holder of a Note with respect to a payment under such Note; and (iii) any judgment, liability, claim, order, decree, fine, penalty, cost, fee, expense (including reasonable attorneys’ fees and expenses) or obligation resulting from the consummation of the transactions contemplated hereby, including the use of the proceeds of the Notes by the Issuer; provided, that the Issuer shall have no obligation under this clause (iii) to the extent such obligation has resulted from (A) the gross negligence or willful misconduct of a Purchaser or other holder or (B) the material breach in bad faith of such Purchaser’s or other holder’s obligations hereunder.

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Section 15.2.    Certain Taxes    . The Issuer agrees to pay all stamp, documentary or similar taxes or fees which may be payable in respect of the execution and delivery or the enforcement of this Agreement or the Guaranty Agreement or the execution and delivery (but not the transfer) or the enforcement of any of the Notes in the United States or any other jurisdiction where the Issuer or any Guarantor has assets or of any amendment of, or waiver or consent under or with respect to, this Agreement or the Guaranty Agreement or of any of the Notes, and to pay any value added tax due and payable in respect of reimbursement of costs and expenses by the Issuer pursuant to this Section 15, and will save each holder of a Note to the extent permitted by applicable law harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax or fee required to be paid by the Issuer hereunder.
Section 15.3.    Survival    . The obligations of the Issuer under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, the Guaranty Agreement or the Notes, and the termination of this Agreement.

SECTION 16.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT .
All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon, by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Issuer or the REIT pursuant to this Agreement shall be deemed representations and warranties of the Issuer or the REIT, as applicable, under this Agreement. Subject to the preceding sentence, this Agreement, the Notes and the Guaranty Agreement embody the entire agreement and understanding between each Purchaser, the Issuer and the REIT and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17.	AMENDMENT AND WAIVER .
Section 17.1.    Requirements    . This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), only with the written consent of the Issuer and the Required Holders, except that:
(a)    no amendment or waiver of any of Sections 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing; and

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(b)     no amendment or waiver may, without the written consent of each Purchaser and the holder of each Note at the time outstanding, (i) subject to Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of (A) interest on the Notes or (B) the Make‑Whole Amount, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any amendment or waiver or the principal amount of the Notes that the Purchasers are to purchase pursuant to Section 2 upon the satisfaction of the conditions to Closing that appear in Section 4 or (iii) amend any of Sections 8 (except as set forth in the second sentence of Section 8.2), 11(a), 11(b), 12, 17 or 20.
Section 17.2.    Solicitation of Holders of Notes    .
(a)    Solicitation. The Issuer will provide each Purchaser and each holder of a Note with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes or the Guaranty Agreement. The Issuer will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 17 or the Guaranty Agreement to each Purchaser and each holder of a Note promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.
(b)    Payment. The Issuer will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any Purchaser or holder of a Note as consideration for or as an inducement to the entering into by such Purchaser or holder of any waiver or amendment of any of the terms and provisions hereof or of the Guaranty Agreement or of any Note unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each Purchaser and each holder of a Note even if such holder did not consent to such waiver or amendment.
(c)    Consent in Contemplation of Transfer. Any consent given pursuant to this Section 17 or the Guaranty Agreement by a holder of a Note that has transferred or has agreed to transfer its Note to (i) the REIT, (ii) the Issuer, (iii) any Subsidiary or any other Affiliate or (iv) any other Person in connection with, or in anticipation of, such other Person acquiring, making a tender offer for or merging with the Issuer and/or any of its Affiliates, in each case in connection with such consent, shall be void and of no force or effect except solely as to such holders, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effective or granted but for such consent (and the consents of all other holders of Notes that were acquired

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under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.
Section 17.3.    Binding Effect, Etc.     Any amendment or waiver consented to as provided in this Section 17 or the Guaranty Agreement applies equally to all Purchasers and holders of Notes and is binding upon them and upon each future holder of any Note and upon the Issuer without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Issuer and any Purchaser or holder of a Note and no delay in exercising any rights hereunder or under any Note or the Guaranty Agreement shall operate as a waiver of any rights of any Purchaser or holder of such Note.
Section 17.4.    Notes Held by Issuer, Etc.     Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, the Guaranty Agreement or the Notes, or have directed the taking of any action provided herein or in the Guaranty Agreement or the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the REIT, the Issuer or any Affiliate shall be deemed not to be outstanding.

SECTION 18.	NOTICES .
Except to the extent otherwise provided in Section 7.4, all notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid), (b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by an internationally recognized overnight delivery service (charges prepaid). Any such notice must be sent:
(i)    if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in the Purchaser Schedule, or at such other address as such Purchaser or nominee shall have specified to the Issuer in writing,
(ii)    if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Issuer in writing, or
(iii)    if to the REIT, the Issuer or any Subsidiary Guarantor, to the Issuer at its address set forth at the beginning hereof to the attention of Scott Stubbs, Chief Financial

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Officer and Executive Vice President, or at such other address as the Issuer shall have specified to the holder of each Note in writing.
Notices under this Section 18 will be deemed given only when actually received.

SECTION 19.	REPRODUCTION OF DOCUMENTS .
This Agreement and all documents relating hereto, including (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves) and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital or other similar process and such Purchaser may destroy any original document so reproduced. The Issuer and the REIT agree and stipulate that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Issuer, the REIT or any holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 20.	CONFIDENTIAL INFORMATION .
For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the REIT, the Issuer or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the REIT, the Issuer or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes); provided that any such Person to whom Confidential Information is disclosed shall either have a legal obligation

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EXTRA SPACE STORAGE LP        NOTE PURCHASE AGREEMENT

to keep, or shall agree to keep, the Confidential Information confidential, (ii) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (v) any Person from which it offers to purchase any Security of the REIT or the Issuer (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (A) to effect compliance with any law, rule, regulation or order applicable to such Purchaser (provided that, unless specifically prohibited by applicable law, rule, regulation or order, such Purchaser shall use its commercially reasonable efforts to notify the Issuer prior to disclosure), (B) in response to any subpoena or other legal process (provided that, unless specifically prohibited by applicable law, rule, regulation or order, such Purchaser shall use its commercially reasonable efforts to notify the Issuer prior to disclosure), (C) in connection with any litigation to which such Purchaser is a party (provided that, unless specifically prohibited by applicable law, rule, regulation or order, such Purchaser shall use its commercially reasonable efforts to notify the Issuer prior to disclosure) or (D) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, this Agreement or the Guaranty Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Issuer in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Issuer embodying this Section 20.
In the event that as a condition to receiving access to information relating to the REIT, the Issuer or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such Purchaser or such holder and the Issuer, this Section 20 shall supersede any such other confidentiality undertaking.

SECTION 21.	SUBSTITUTION OF PURCHASER .

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EXTRA SPACE STORAGE LP        NOTE PURCHASE AGREEMENT

Each Purchaser shall have the right to substitute any one of its Affiliates or another Purchaser or any one of such other Purchaser’s Affiliates (a “Substitute Purchaser”) as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Issuer, which notice shall be signed by both such Purchaser and such Substitute Purchaser, shall contain such Substitute Purchaser’s agreement to be bound by this Agreement and shall contain a confirmation by such Substitute Purchaser of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Substitute Purchaser in lieu of such original Purchaser. In the event that such Substitute Purchaser is so substituted as a Purchaser hereunder and such Substitute Purchaser thereafter transfers to such original Purchaser all of the Notes then held by such Substitute Purchaser, upon receipt by the Issuer of notice of such transfer, any reference to such Substitute Purchaser as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Substitute Purchaser, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

SECTION 22.	MISCELLANEOUS .
Section 22.1.    Successors and Assigns    . All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including any subsequent holder of a Note) whether so expressed or not. Notwithstanding the foregoing, except pursuant to a transaction permitted by Section 10.2, neither the REIT nor the Issuer may assign or otherwise transfer any of its rights or obligations hereunder or under the Notes without the prior written consent of each holder. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement.
Section 22.2.    Accounting Terms    . (a) All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP and (ii) all financial statements shall be prepared in accordance with GAAP. For purposes of determining compliance with this Agreement (including Section 9, Section 10 and the definition of “Indebtedness”), any election by the REIT, the Issuer or any Subsidiary to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825‑10‑25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

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EXTRA SPACE STORAGE LP        NOTE PURCHASE AGREEMENT

(b)     If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Note Document, and the REIT, the Issuer, or the Required Holders shall so request, the holders of the Notes, the REIT and the Issuer shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Holders), provided that, until so amended, such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and the Issuer shall provide to the holders of the Notes reconciliation statements showing the difference in such calculation, together with the delivery of quarterly and annual financial statements required hereunder.
Section 22.3.    Severability    . Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.
Section 22.4.    Construction, Etc.     Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.
Defined terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein) and, for purposes of the Notes, shall also include any such notes issued in substitution therefor pursuant to Section 13, (b) subject to Section 22.1, any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections and Schedules shall be construed to refer to Sections of, and Schedules to, this Agreement and (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time.

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EXTRA SPACE STORAGE LP        NOTE PURCHASE AGREEMENT

Section 22.5.    Counterparts    . This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.
Section 22.6.    Governing Law    . This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice‑of‑law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.
Section 22.7.    Jurisdiction and Process; Waiver of Jury Trial    . (a) Each of the REIT and the Issuer irrevocably submits to the non‑exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, each of the Issuer and the REIT irrevocably waive and agree not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
(b)    Each of the REIT and the Issuer agrees, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 22.7(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment.
(c)    Each of the REIT and the Issuer consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.7(a) by mailing a copy thereof by registered, certified, priority or express mail (or any substantially similar form of mail), postage prepaid, return receipt or delivery confirmation requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section. Each of the REIT and the Issuer agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

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EXTRA SPACE STORAGE LP        NOTE PURCHASE AGREEMENT

(d)    Nothing in this Section 22.7 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the REIT or the Issuer in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.
(e)    THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.
* * * * *

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If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Issuer, whereupon this Agreement shall become a binding agreement among you, the REIT and the Issuer.

Very truly yours,

EXTRA SPACE STORAGE INC.

By: /s/ P. Scott Stubbs
Name:    P. Scott Stubbs
Title:    Executive Vice President and Chief Financial Officer

EXTRA SPACE STORAGE LP

By: ESS Holdings Business Trust I
Its: General Partner

By: /s/ P. Scott Stubbs
Name: P. Scott Stubbs
Title: Trustee

US-DOCS\99780313.13

EXTRA SPACE STORAGE LP        NOTE PURCHASE AGREEMENT

This Agreement is hereby
accepted and agreed to as
of the date hereof.

METROPOLITAN LIFE INSURANCE COMPANY

By:	MetLife Investment Advisors, LLC, Its Investment Manager

METROPOLITAN PROPERTY AND CASUALTY INSURANCE COMPANY

By:	MetLife Investment Advisors, LLC, Its Investment Manager

By: /s/ John Wills
Name: John Wills
Title: Senior Vice President & Managing Director

US-DOCS\99780313.13

EXTRA SPACE STORAGE LP        NOTE PURCHASE AGREEMENT

This Agreement is hereby
accepted and agreed to as
of the date hereof.

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

By:	Allianz Global Investors U.S. LLC
As the authorized signatory and investment manager

By /s/ Lawrence Halliday

Name:	Lawrence Halliday

Title:	Managing Director

US-DOCS\99780313.13

EXTRA SPACE STORAGE LP        NOTE PURCHASE AGREEMENT

This Agreement is hereby
accepted and agreed to as
of the date hereof.

NEW YORK LIFE INSURANCE COMPANY

By /s/ Aron Davidowitz
Name: Aron Davidowitz
Title: Corporate Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
By: NYL Investors LLC, its Investment Manager

By /s/ Aron Davidowitz
Name: Aron Davidowitz
Title: Senior Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)
By: NYL Investors LLC, its Investment Manager

By /s/ Aron Davidowitz
Name: Aron Davidowitz

US-DOCS\99780313.13

EXTRA SPACE STORAGE LP        NOTE PURCHASE AGREEMENT

Title: Senior Director

US-DOCS\99780313.13

EXTRA SPACE STORAGE LP        NOTE PURCHASE AGREEMENT

This Agreement is hereby
accepted and agreed to as
of the date hereof.

THE BANK OF NEW YORK MELLON, A BANKING CORPORATION ORGANIZED UNDER THE LAWS OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE UNDER THAT CERTAIN TRUST AGREEMENT DATED AS OF JULY 1ST, 2015 BETWEEN NEW YORK LIFE INSURANCE COMPANY, AS GRANTOR, JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), AS BENEFICIARY, JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK, AS BENEFICIARY, AND THE BANK OF NEW YORK MELLON, AS TRUSTEE

By:	New York Life Insurance Company, its attorney‑in‑fact

By: /s/ Aron Davidowitz
Name: Aron Davidowitz
Title: Corporate Vice President

US-DOCS\99780313.13

EXTRA SPACE STORAGE LP        NOTE PURCHASE AGREEMENT

This Agreement is hereby
accepted and agreed to as
of the date hereof.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

By: AEGON USA Investment Management, LLC, its investment manager

By /s/ Bill Henricksen
Name: Bill Henricksen
Title: Vice President

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

By: AEGON USA Investment Management, LLC, its investment manager

By /s/ Bill Henricksen
Name: Bill Henricksen
Title: Vice President

US-DOCS\99780313.13

EXTRA SPACE STORAGE LP        NOTE PURCHASE AGREEMENT

This Agreement is hereby
accepted and agreed to as
of the date hereof.

CATHOLIC FINANCIAL LIFE
CATHOLIC UNITED FINANCIAL
THE CINCINNATI LIFE INSURANCE COMPANY
DEARBORN NATIONAL LIFE INSURANCE COMPANY
MINNESOTA LIFE INSURANCE COMPANY
NEW ERA LIFE INSURANCE COMPANY
OPTUM BANK, INC.
SECURIAN LIFE INSURANCE COMPANY
TRUSTMARK INSURANCE COMPANY

By: Securian Asset Management, Inc.

By /s/ Rose A. Lambros
Name: Rose A. Lambros
Title: Vice President

US-DOCS\99780313.13

EXTRA SPACE STORAGE LP        NOTE PURCHASE AGREEMENT

This Agreement is hereby
accepted and agreed to as
of the date hereof.

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

By /s/ Jeffrey A. Fossell
Name: Jeffrey A. Fossell
Title: Authorized Signatory

US-DOCS\99780313.13

EXTRA SPACE STORAGE LP        NOTE PURCHASE AGREEMENT

This Agreement is hereby
accepted and agreed to as
of the date hereof.
ATHENE ANNUITY AND LIFE COMPANY

By:	Athene Asset Management LLC, its investment adviser

By /s/ Roger D. Fors
Name: Roger D. Fors
Title: Senior Vice President, Fixed Income

ATHENE ANNUITY & LIFE ASSURANCE COMPANY

By:	Athene Asset Management LLC, its investment adviser

By /s/ Roger D. Fors
Name: Roger D. Fors
Title: Senior Vice President, Fixed Income

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY,
solely with respect to the Modco Account

By:
Athene Asset Management LLC, its investment adviser of that certain modified coinsurance account (the “Modco Account”) created pursuant to that certain trust agreement between American Equity Investment Life Insurance Company, Athene Life Re Ltd., and State Street Bank and Trust Company dated as of May 29, 2014

US-DOCS\99780313.13

EXTRA SPACE STORAGE LP        NOTE PURCHASE AGREEMENT

By /s/ Roger D. Fors
Name: Roger D. Fors
Title: Senior Vice President, Fixed Income

US-DOCS\99780313.13

EXTRA SPACE STORAGE LP        NOTE PURCHASE AGREEMENT

This Agreement is hereby
accepted and agreed to as
of the date hereof.

THRIVENT FINANCIAL FOR LUTHERANS

By /s/ Christopher Patton
Name: Christopher Patton
Title: Managing Director

US-DOCS\99780313.13

EXTRA SPACE STORAGE LP        NOTE PURCHASE AGREEMENT

This Agreement is hereby
accepted and agreed to as
of the date hereof.

GENWORTH LIFE INSURANCE COMPANY

By /s/ Kevin R. Kearns
Name: Kevin R. Kearns
Title: Investment Officer

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

By /s/ Kevin R. Kearns
Name: Kevin R. Kearns
Title: Investment Officer

US-DOCS\99780313.13

EXTRA SPACE STORAGE LP        NOTE PURCHASE AGREEMENT

This Agreement is hereby
accepted and agreed to as
of the date hereof.

MUTUAL OF OMAHA INSURANCE COMPANY

By /s/ Lee Martin
Name: Lee Martin
Title: Vice President

UNITED OF OMAHA LIFE INSURANCE COMPANY

By /s/ Lee Martin
Name: Lee Martin
Title: Vice President

COMPANION LIFE INSURANCE COMPANY

By /s/ Lee Martin
Name: Lee Martin
Title: Vice President

US-DOCS\99780313.13

DEFINED TERMS
As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:
“Accredited Investor” means an entity qualified as an “accredited investor” within the meaning of Rule 501 (a)(1), (2), (3), or (7) of the Securities Act.
“Acquisition” means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Issuer or any of its Subsidiaries (a) acquires any going‑concern business or all or substantially all of the assets of any firm, corporation or limited liability company, or division thereof, whether through purchase of assets, merger or otherwise or (b) acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company.
“Additional Specified Income” means, as of any date of determination for any applicable Test Period, the sum of (a) cash distributions and cash royalties received by the REIT or any of its Subsidiaries (other than any Captive Insurance Subsidiary) with respect to Tenant Insurance Operating Income during such Test Period in respect of Properties that are not 100% owned in fee simple, or leased under an Eligible Ground Lease, by the REIT or any of its Subsidiaries, plus (b) Management Fee EBITDA for such Test Period.
“Adjusted EBITDA” means, for any given period, (a) the EBITDA of the REIT and its Subsidiaries determined on a consolidated basis for such period minus (b) Reserve for Replacements.
“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. A Person shall be deemed to control another Person if the controlling Person owns 100% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Issuer.
“Agreement” means this Note Purchase Agreement, including all Schedules attached to this Agreement.

SCHEDULE A
(to Note Purchase Agreement)
US-DOCS\99780313.13

“Anti‑Corruption Laws” means any law or regulation in a U.S. or any non‑U.S. jurisdiction applicable to the Issuer or its Subsidiaries regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010.
“Anti‑Money Laundering Laws” means any law or regulation in a U.S. or any non‑U.S. jurisdiction regarding money laundering, drug trafficking, terrorist‑related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act.
“Authorized Signatory” means, with respect to any Person, any manager, trustee, officer or other Person, in each case which is identified on an incumbency certificate delivered to each holder of a Note that is an Institutional Investor as authorized to execute documents on behalf of such Person or such Person’s general partner.
“Blocked Person” means (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (b) a Person, entity, organization, country or regime that is blocked or a target of sanctions that have been imposed under U.S. Economic Sanctions Laws or (c) a Person that is an agent, department or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, any Person, entity, organization, country or regime described in clause (a) or (b).
“Business Day” means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or Salt Lake City, Utah are required or authorized to be closed.
“Capitalization Rate” shall have the meaning ascribed to such term in the Primary Credit Facility from time to time, and, if for any reason no Primary Credit Facility then exists, or such term is no longer used therein, the Capitalization Rate most recently in effect. Notwithstanding the foregoing, in no event shall the “Capitalization Rate” at any time be less than 5.50%.
“Capitalized Lease Obligation” means obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP. The amount of a Capitalized Lease Obligation is the capitalized amount of such obligation determined in accordance with GAAP.
“Captive Insurance Subsidiary” means any Wholly Owned Subsidiary that (a) has no Subsidiaries other than Captive Insurance Subsidiaries, (b) is a captive insurance company established for the primary purpose of entering into Tenant Insurance Contracts and (c) is subject to regulation as an insurance company.

US-DOCS\99780313.13

“Cash Equivalents” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by an agency thereof and backed by the full faith and credit of the United States, in each case maturing within one (1) year after the date of acquisition thereof; (b) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within ninety (90) days after the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from any two of S&P, Moody’s, or Fitch Investors Service, Inc. (or, if at any time no two of the foregoing shall be rating such obligations, then from such other nationally recognized rating services as may be acceptable to the Required Holders) and not listed for possible downgrade in Credit Watch published by S&P; (c) commercial paper, other than commercial paper issued by the REIT or any of its affiliates, maturing no more than ninety (90) days after the date of creation thereof and, at the time of acquisition, having a rating of at least A‑1 or P‑1 from either S&P or Moody’s (or, if at any time neither S&P, nor Moody’s shall be rating such obligations, then the highest rating from such other nationally recognized rating services as may be acceptable to the Required Holders); (d) domestic and Eurodollar certificates of deposit or time deposits or bankers’ acceptances maturing within ninety (90) days after the date of acquisition thereof, overnight securities repurchase agreements, or reverse repurchase agreements secured by any of the foregoing types of securities or debt instruments issued, in each case, by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia or Canada which at the time of acquisition (i) has (or, in the case of a bank which is a subsidiary, such bank’s parent has) a rating of its senior unsecured debt obligations of not less than Baa‑2 by Moody’s or a comparable rating by a rating agency acceptable to the Required Holders and (ii) has total assets in excess of Ten Billion Dollars ($10,000,000,000); and (e) money market mutual funds invested in the securities listed above.
“Change of Control” means:
(a)    any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), is or becomes the “beneficial owner” (as defined in Rules 13d‑3 and 13d‑5 under the Exchange Act, except that a Person will be deemed to have “beneficial ownership” of all securities that such Person has the unconditional right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 25.0% of the total voting power of the then outstanding voting stock of the REIT;
(b)    during any period of 12 consecutive months ending after the Execution Date, individuals who at the beginning of any such 12‑month period constituted the Board of Directors of the REIT (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the REIT was approved by a vote of

US-DOCS\99780313.13

a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the REIT then in office;
(c)    the REIT or a Wholly Owned Subsidiary of the REIT shall cease to be the sole general partner of the Issuer or shall cease to have the sole and exclusive power to exercise all management and control over the Issuer; or
(d)    the REIT shall cease to own and control, directly or indirectly, of record and beneficially, at least 75% of the outstanding Equity Interests of the Issuer free and clear of all Liens (other than Permitted Liens of the type referred to in clause (f) of the definition of Permitted Liens).
“Closing” is defined in Section 3.
“Code” means the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder from time to time.
“Confidential Information” is defined in Section 20.
“Consolidated Leverage Ratio” means the ratio of Total Indebtedness to Total Asset Value, in each case, of the REIT and its Subsidiaries.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “Controlled” and “Controlling” shall have meanings correlative to the foregoing.
“Controlled Entity” means (a) any of the Subsidiaries of the REIT and any of their or the REIT’s respective Controlled Affiliates and (b) if the REIT has a parent company, such parent company and its Controlled Affiliates.
“Customary Recourse Exceptions” means, with respect to any Indebtedness, personal recourse that is limited to fraud, misrepresentation, misapplication of cash, waste, environmental claims and liabilities, prohibited transfers, violations of single‑purpose entity covenants, voluntary insolvency proceedings and other circumstances customarily excluded by institutional lenders from exculpation provisions and/or included in separate guaranty or indemnification agreements in non‑recourse financing of real property. “Customer Advance” means any amount advanced by the REIT or any of its Subsidiaries on behalf of any customer of the REIT or any of its Subsidiaries, in each case pursuant to and in accordance with the provisions of a Management Contract between

US-DOCS\99780313.13

such customer and the REIT or any of its Subsidiaries in the ordinary course of business. “Customer Advances” means all such Customer Advances.
“Customer Deposit Account” means any deposit account or securities account maintained by the REIT or any of its Affiliates pursuant to any Management Contract, in each case for the purpose of holding funds of the customer of the REIT or any of its Subsidiaries which is a party to such Management Contract. “Customer Deposit Accounts” means all such Customer Deposit Accounts.
“Default” means an event or condition the occurrence or existence of which would, but for the lapse of time or the giving of notice or both, constitute an Event of Default.
“Default Rate” means that rate of interest per annum that is 2% above the rate of interest stated in clause (a) of the first paragraph of the Notes.
“Derivatives Contract” means any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross‑currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement. Not in limitation of the foregoing, the term “Derivatives Contract” includes any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement, including any such obligations or liabilities under any such master agreement.
“Derivatives Termination Value” means, in respect of any one or more Derivatives Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Derivatives Contracts, (a) for any date on or after the date such Derivatives Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a) the amount(s) determined as the mark‑to‑market value(s) for such Derivatives Contracts, as determined based upon one or more mid‑market or other readily available quotations provided by any recognized dealer in such Derivatives Contracts.

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“Development Property” means, as of any date of determination and subject to the last sentence of this definition, a Property that is currently under development or on which the improvements (other than tenant improvements on unoccupied space) related to the development have not been completed (or, if such developments or improvements have been completed, such Property has not reached the expiration of the Initial Development Period with respect to such Property). The term “Development Property” shall include, without limitation, real property of the type described in the immediately preceding sentence that satisfies both of the following conditions: (a) it has been acquired by the REIT, the Issuer, any Subsidiary or any Unconsolidated Affiliate upon completion of construction pursuant to a contract in which the seller of such real property is required to develop or renovate prior to, and as a condition precedent to, such acquisition and (b) a third party is developing such Property using the proceeds of a loan that is Guaranteed by, or is otherwise recourse to, the REIT, the Issuer, any Subsidiary or any Unconsolidated Affiliate. Any Property described above that meets the foregoing conditions (i) shall constitute a Development Property at all times during the Initial Development Period for such Property notwithstanding the fact that such Property is no longer under development or that the improvements (other than tenant improvements on unoccupied space) related to the development thereof have been completed and (ii) shall cease to constitute a Development Property upon the expiration of the Initial Development Period for such Property and shall thereupon become a Lease Up Property.
“Disclosure Documents” is defined in Section 5.3.
“Domestic Subsidiary” means any Subsidiary organized under the laws of the United States, any State thereof or the District of Columbia.
“EBITDA” means, with respect to a Person for any period and without duplication:
(a)    net income (loss) of such Person for such period determined on a consolidated basis excluding the following (but only to the extent included in determining net income (loss) for such period): (i) depreciation and amortization; (ii) Interest Expense; (iii) income tax expense; (iv) gains and losses from the sale of Properties (but not from the sale of Properties developed for the purpose of sale) and the early extinguishment of Indebtedness; (v) acquisition transaction costs related to the acquisition of Properties (whether or not such transaction is consummated) and not permitted to be capitalized pursuant to GAAP; (vi) other non‑cash charges and losses (except to the extent that such non‑cash charges or losses are reserved for cash payments to be made in the future); (vii) Preferred Dividends and other Restricted Payments to non‑controlling holders of Equity Interests of the REIT; (viii) equity in net income (loss) of its Unconsolidated Affiliates; (ix) other non‑recurring cash charges and losses (including any non‑cash charges or losses resulting from reserves for cash payments to be made in the future), in an aggregate amount not to exceed the greater

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of (A) $1,000,000 or (B) one percent (1%) of EBITDA (calculated before the add‑back or adjustment pursuant to this clause (ix)), in any consecutive four quarter period; and (x) realized gains and losses resulting from fluctuations in currency exchange ratios; plus
(b)    such Person’s Ownership Share of EBITDA of its Unconsolidated Affiliates.
EBITDA shall be adjusted to remove any impact from straight line rent leveling adjustments required under GAAP and amortization of intangibles pursuant to FASB ASC 805.
“EDGAR” means the SEC’s Electronic Data Gathering, Analysis and Retrieval System or any successor SEC electronic filing system for such purposes.
“Eligible Ground Lease” means a ground lease containing the following terms and conditions:
(a)    a remaining term (inclusive solely of any unexercised extension option that is controlled exclusively by the Eligible Property Entity that is the ground lessee thereunder) of 30 years or more from the date of the Closing (or such shorter period as the Required Holders may agree, it being acknowledged and agreed that the ground leases listed on Schedule 10 attached hereto shall constitute Eligible Ground Leases notwithstanding their shorter terms),
(b)    the right of the lessee to mortgage and encumber its interest in the leased property without the consent of the lessor,
(c)    the obligation of the lessor to give the holder of any mortgage Lien on such leased property written notice of any defaults on the part of the lessee and agreement of such lessor that such lease will not be terminated until such holder has had a reasonable opportunity to cure or complete foreclosures, and fails to do so,
(d)    reasonable transferability of the lessee’s interest under such lease, including without limitation, the ability to sublease,
(e)    is permitted to be used as a Self‑Storage Property at all times,
(f)    clearly determinable rental payment terms which in no event contain profit participation rights and

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(g)    right of a lender to obtain a new ground lease from the landlord on the terms of the old ground lease upon termination of the old ground lease for any reason (including, without limitation, in the event such ground lease is rejected in a bankruptcy proceeding).
“Eligible Property” means a Property which satisfies all of the following requirements:
(a)    such Property is a Self‑Storage Property;
(b)    such Property is 100% owned in fee simple, or leased under an Eligible Ground Lease, by an Eligible Property Entity and is located in any State of the United States or in the District of Columbia;
(c)    neither such Property, nor any interest of such Eligible Property Entity therein (and if such Property is owned by an Eligible Property Entity that is a Subsidiary of the Issuer, none of the Issuer’s direct or indirect ownership interests in such Eligible Property Entity) is subject to any Lien other than Permitted Liens (excluding Permitted Liens of the type described in clauses (g) and (h) of the definition thereof) or subject to any Negative Pledge; and
(d)    such Property is free of all structural defects or major architectural deficiencies, title defects, environmental conditions or other adverse matters except for defects, deficiencies, conditions or other matters individually or collectively which are not material to the profitable operation of such Property.
“Eligible Property Entity” means (a) the Issuer and (b) each Subsidiary of the Issuer that is a Guarantor or a Wholly Owned Subsidiary of the Issuer (if any) that is not a borrower or guarantor of, or otherwise has a payment obligation in respect of, any Unsecured Indebtedness, nor shall any of its property be subject to a Negative Pledge; provided that no Excluded Subsidiary shall be an Eligible Property Entity.
“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to Hazardous Materials.
“Equity Interest” means, with respect to any Person, any share of capital stock of (or other ownership or profit interests in) such Person, any warrant, option or other right for the purchase or other acquisition from such Person of any share of capital stock of (or other ownership or profit interests in) such Person, whether or not certificated, any security convertible into or exchangeable

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for any share of capital stock of (or other ownership or profit interests in) such Person or warrant, right or option for the purchase or other acquisition from such Person of such shares (or such other interests), and any other ownership or profit interest in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not any such share, warrant, option, right or other interest is exercisable on the date of determination.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.
“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Issuer under section 414(b) or (c) of the Code or, solely for purposes of section 302 of ERISA and section 412 of the Code, is treated as a single employer under section 414 of the Code.
“ERISA Event” means (a) any “reportable event”, as defined in section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30‑day notice period is waived); (b) the failure with respect to any Plan to satisfy the “minimum funding standard” (as defined in section 412 of the Code or section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Issuer or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Issuer or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Issuer or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal of the Issuer or any of its ERISA Affiliates from any Plan or Multiemployer Plan; or (g) the receipt by the Issuer or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Issuer or any ERISA Affiliate of any notice, concerning the imposition upon the Issuer or any of its ERISA Affiliates of withdrawal liability under section 4201 of ERISA or a determination that a Multiemployer Plan is, or is expected to be, insolvent, within the meaning of Title IV of ERISA.
“Event of Default” is defined in Section 11.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
“Excluded Subsidiary” means any Subsidiary (a) holding title to assets that are or are to become collateral for any Secured Indebtedness of such Subsidiary, (b) that is prohibited from guarantying the Indebtedness of any other Person pursuant to (i) any document, instrument or

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agreement evidencing such Secured Indebtedness or (ii) a provision of such Subsidiary’s organizational documents which provision was included in such Subsidiary’s organizational documents as a condition to the extension of such Secured Indebtedness, (c) that is prohibited by law or governmental regulations from guarantying the Notes or (d) that is a Foreign Subsidiary or a Foreign Subsidiary Holding Company.
“Execution Date” is defined in Section 3.
“FATCA” means (a) sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), together with any current or future regulations or official interpretations thereof, (b) any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the United States of America and any other jurisdiction, which (in either case) facilitates the implementation of the foregoing clause (a), and (c) any agreements entered into pursuant to section 1471(b)(1) of the Code.
“Fixed Charges” means, with respect to a Person and for a given period:
(a)    the cash Interest Expense of such Person for such period (excluding write‑offs of unamortized capitalized interest resulting from the early prepayment of Indebtedness), plus
(b)    the aggregate of all regularly scheduled principal payments on Indebtedness for borrowed money payable by such Person during such period (excluding balloon, bullet or similar payments of principal due upon the stated maturity of Indebtedness), plus
(c)    the aggregate amount of all Preferred Dividends accrued for payment during such period.
The REIT’s Ownership Share of the Fixed Charges of its Unconsolidated Affiliates will be included when determining the Fixed Charges of the REIT.
“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.
“Foreign Subsidiary Holding Company” means any Domestic Subsidiary (a) substantially all of the assets of which consist of the Equity Interests or Indebtedness of one or more Foreign Subsidiaries or (b) that is treated as a disregarded entity for U.S. federal income tax purposes, and all assets of which are either operating assets located outside of the United States or are Equity Interests or Indebtedness of one or more Foreign Subsidiaries.

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“GAAP” means generally accepted accounting principles in the United States recognized as such in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession within the United States, in each case as are in effect from time to time and which are applicable to the circumstances as of the date of determination.
“Governmental Authority” means
(a)    the government of
(i)    the United States of America or any state or other political subdivision thereof, or
(ii)    any other jurisdiction in which the REIT, the Issuer or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the REIT, the Issuer or any Subsidiary, or
(b)    any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.
“Governmental Official” means any governmental official or employee, employee of any government‑owned or government‑controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.
“Guaranteed” or to “Guarantee” as applied to any obligation means and includes: (a) a guaranty (other than by endorsement of negotiable instruments for collection in the ordinary course of business), directly or indirectly, in any manner, of any part or all of such obligation, or (b) an agreement, direct or indirect, contingent or otherwise, and whether or not constituting a guaranty, the practical effect of which is to assure the payment or performance (or payment of damages in the event of nonperformance) of any part or all of such obligation whether by: (i) the purchase of securities or obligations, (ii) the purchase, sale or lease (as lessee or lessor) of property or the purchase or sale of services primarily for the purpose of enabling the obligor with respect to such obligation to make any payment or performance (or payment of damages in the event of nonperformance) of or on account of any part or all of such obligation, or to assure the owner of such obligation against loss, (iii) the supplying of funds to or in any other manner investing in the obligor with respect to such obligation, (iv) repayment of amounts drawn down by beneficiaries of letters of credit, or (v) the supplying of funds to or investing in a Person on account of all or any

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part of such Person’s obligation under a Guarantee of any obligation or indemnifying or holding harmless, in any way, such Person against any part or all of such obligation.
“Guarantors” means, collectively, (a) the REIT and (b) the Subsidiary Guarantors.
“Guaranty Agreement” is defined in Section 2.2.
“Hazardous Materials” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law, including asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.
“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Issuer pursuant to Section 13.1, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 12, 17.2 and 18 and any related definitions in this Schedule A, “holder” shall mean the beneficial owner of such Note whose name and address appears in such register.
“Indebtedness” means, with respect to a Person, at the time of computation thereof, all of the following (without duplication):
(a)    all obligations of such Person in respect of money borrowed;
(b)    all obligations of such Person (other than trade debt incurred in the ordinary course of business), whether or not for money borrowed (i) represented by notes payable, or drafts accepted, in each case representing extensions of credit, (ii) evidenced by bonds, debentures, notes or similar instruments, or (iii) constituting purchase money indebtedness, conditional sales contracts, title retention debt instruments or other similar instruments, upon which interest charges are customarily paid or that are issued or assumed as full or partial payment for property;
(c)    Capitalized Lease Obligations of such Person;
(d)    all reimbursement obligations of such Person under any letters of credit or acceptances (whether or not the same have been presented for payment), excluding such obligations which have been cash collateralized (all such cash collateral, “Restricted LC Cash Collateral”);

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(e)    all Off Balance Sheet Liabilities of such Person;
(f)    net obligations under any Derivatives Contract not entered into as a hedge against interest rate risk in respect of existing Indebtedness in an amount equal to the Derivatives Termination Value thereof; and
(g)    all Indebtedness of other Persons which (i) such Person has Guaranteed or is otherwise recourse to such Person or (ii) is secured by a Lien on any property of such Person. Notwithstanding the foregoing, a Guarantee of Customary Recourse Exceptions shall not constitute Indebtedness.
“INHAM Exemption” is defined in Section 6.2(e).
“Initial Development Period” means, with respect to any Development Property, the consecutive 12‑month period commencing on the date such Development Property is issued a permanent certificate of occupancy (or its equivalent) (which period shall, for the avoidance of doubt, include any period during which such certificate of occupancy shall be effective prior to the date of acquisition of such Property by the REIT, the Issuer, any Subsidiary or any Unconsolidated Affiliate).
“Initial Ownership Period” means, with respect to any Property, the consecutive 12‑month period commencing on the date such Property was acquired by the REIT, the Issuer, any Subsidiary or any Unconsolidated Affiliate.
“Initial Subsidiary Guarantors” means the Subsidiaries set forth on Schedule 2.2(a).
“Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 10% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.
“Intercompany Indebtedness” means Indebtedness of any Note Party or Subsidiary of a Note Party owed to one or more Subsidiaries of the REIT.
“Interest Expense” means, with respect to a Person and for any period, without duplication, total interest expense of such Person (including capitalized interest not funded under a construction loan interest reserve account to the extent required pursuant to GAAP to be included as interest expense), determined on a consolidated basis in accordance with GAAP for such period. The REIT’s

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Ownership Share of the Interest Expense of its Unconsolidated Affiliates will be included in when determining the Interest Expense of the REIT.
“Investment” of a Person means (a) any loan, advance (other than commission, travel and other advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business) or contribution of capital by such Person; (b) stocks, bonds, mutual funds, partnership interests, notes, debentures or other securities (including warrants or options to purchase securities) acquired by such Person; and (c) structured notes, derivative financial instruments and other similar instruments or contracts acquired by such Person.
“Issuer” is defined in the first paragraph of this Agreement.
“Joinder to the Guaranty” is defined in Section 9.7(a)(i).
“Lease Up Property” means, as of any date of determination, a Property that (a) constituted a Development Property as of the date of expiration of the Initial Development Period for such Property or (b) constituted a Newly Acquired Property and did not have an Occupancy Rate of 85.0% or more as of the date of expiration of the Initial Ownership Period for such Property. Any Property described in the foregoing sentence shall cease to constitute a Lease Up Property upon the earlier to occur of (i) the date the Issuer shall cease to include such Property on the list of Lease Up Properties delivered with the Issuer’s quarterly and annual compliance certificates pursuant to the Note Documents (which removal shall be irrevocable) and (ii) the date that is eighteen (18) months after the expiration of the Initial Development Period or Initial Ownership Period, as applicable, for such Property.
“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any capital lease having substantially the same economic effect as any of the foregoing), in each case, in the nature of security; provided that in no event shall an operating lease in and of itself be deemed to constitute a Lien.
“Make‑Whole Amount” is defined in Section 8.6.
“Management Contract” means a management contract or advisory agreement under which the REIT or one of its Subsidiaries provides management and advisory services to a Subsidiary of the REIT, an Unconsolidated Affiliate or a third party, consisting of management of properties

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or provision of advisory services on property acquisition and dispositions and related transactional matters.
“Management Fee” means, with respect to each parcel (or group of related parcels) of real property for any period, the aggregate sum of revenues (other than any Tenant Insurance Revenue) for such period earned by the REIT and its Subsidiaries pursuant to GAAP from providing management services under Management Contracts for such parcel (or group of related parcels) of real property.
“Management Fee EBITDA” means, for any period, an amount equal to (a) the actual Management Fees earned by the REIT and its Subsidiaries pursuant to Management Contracts in full force and effect for such period, minus (b) management fee expenses at an amount equal to fifty percent (50%) of the Management Fees calculated in accordance with clause (a).
“Mandatorily Redeemable Stock” means, with respect to any Person, any Equity Interest of such Person which by the terms of such Equity Interest (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise, (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than an Equity Interest to the extent redeemable in exchange for common stock or other equivalent common Equity Interests at the option of the issuer of such Equity Interest), (b) is convertible into or exchangeable or exercisable for Indebtedness or Mandatorily Redeemable Stock, or (c) is redeemable at the option of the holder thereof, in whole or in part (other than an Equity Interest which is redeemable solely in exchange for common stock or other equivalent common Equity Interests), in the case of each of clauses (a) through (c), on or prior to the final Maturity Date.
“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the REIT and its Subsidiaries taken as a whole.
“Material Acquisition” means any acquisition or series of related acquisitions of (a) all or substantially all of the assets of a Person or an operating unit or line of business of a Person or (b) all or substantially all of the Equity Interests of a Person, in any such case, that involves the payment of consideration by the REIT and its Subsidiaries (including assumption of Indebtedness) in excess of $500,000,000.
“Material Adverse Effect” means a material adverse effect on (a) the business, liabilities, results of operations, condition (financial or otherwise), assets or properties of the REIT and its Subsidiaries taken as a whole, (b) the ability of (i) the REIT, (ii)  the Issuer or (iii) the Guarantors as a whole, in each case to perform their respective obligations under any Note Document to which

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they are a party (c)  the validity or enforceability of any Note Document; or (d) the rights and remedies of the holders under any Note Document.
“Material Credit Facility” means:
(a)    the Primary Credit Facility; and
(b)    any other agreement(s) creating or evidencing Unsecured Indebtedness (other than Intercompany Indebtedness) entered into by the REIT, the Issuer or any Subsidiary, or in respect of which the REIT, the Issuer or any Subsidiary is an obligor or otherwise provides a guarantee or other credit support (“Credit Facility”), in a principal amount outstanding or available for borrowing equal to or greater than the Minimum Threshold Amount (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such facility based on the exchange rate of such other currency); and if no Credit Facility or Credit Facilities equal or exceed such amounts and the Primary Credit Facility is no longer in effect, then the largest Credit Facility shall be deemed to be a Material Credit Facility.
“Material Indebtedness” means Indebtedness of the REIT or any Subsidiary in an outstanding principal amount of the Minimum Threshold Amount or more in the aggregate (or the equivalent thereof in any currency other than Dollars).
“Material Indebtedness Agreement” means any agreement under which any Material Indebtedness was created or is governed or which provides for the incurrence of Indebtedness in an amount which would constitute Material Indebtedness (whether or not an amount of Indebtedness constituting Material Indebtedness is outstanding thereunder).
“Material Subsidiary” means any Subsidiary of the REIT having assets (including any Equity Interests in any direct or indirect Subsidiary of the REIT that is a Material Subsidiary) which, as of the most recent fiscal quarter of the REIT, for the period of four consecutive fiscal quarters then ended for which financial statements have been delivered pursuant to the Note Documents (or, if prior to the date of the delivery of the first financial statements to be delivered pursuant to the Note Documents, the most recent financial statements referred to in Section 5.5), contributed greater than five percent (5.0%) of Total Asset Value as of such date (inclusive of any Total Asset Value attributable to Subsidiaries of such Subsidiary).
“Maturity Date” with respect to any Note is defined in the first paragraph of such Note.
“Memorandum” is defined in Section 5.3.

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“Minimum Threshold Amount” means (a) as of the date hereof, $100,000,000; and (b) at any time after the date hereof, $100,000,000 or such higher amount for Material Indebtedness (as defined in the Primary Credit Facility) as may be specified in the Primary Credit Facility from time to time, and, if for any reason no Primary Credit Facility then exists, the amount for Material Indebtedness in the Primary Credit Facility that was most recently in effect; provided that in no event shall the Minimum Threshold Amount hereunder be greater than $200,000,000. If at any time the Primary Credit Facility contains an amount for Material Indebtedness that is greater than $100,000,000 (but in no event greater than $200,000,000), then such amount shall be deemed automatically incorporated by reference into this definition of this Agreement, mutatis mutandis, as if set forth in full herein, effective as of the date when such Minimum Threshold Amount shall have become effective under the Primary Credit Facility.
“Moody’s” means Moody’s Investors Service, Inc., or any successor.
“Mortgage Receivable” means a promissory note secured by a Lien in an interest in real property of which the REIT, the Issuer or any Subsidiary is the holder and retains the right of collection of all payments thereunder.
“Multiemployer Plan” means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which the Issuer or any ERISA Affiliate is a party to which more than one employer is obligated to make contributions.
“NAIC” means the National Association of Insurance Commissioners or any successor thereto.
“Negative Pledge” means, with respect to a given asset, any provision of a document, instrument or agreement (other than any Note Document) which prohibits or purports to prohibit the creation or assumption of any Lien on such asset as security for Indebtedness under or in respect of the Note Documents; provided, however, that (a) an agreement that conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets, shall not constitute a Negative Pledge, (b) any change of control or similar restriction set forth in an Unconsolidated Affiliate agreement shall not constitute a Negative Pledge, (c) any other prohibition on the creation or assumption of liens in an instrument or other agreement evidencing Indebtedness shall not constitute a Negative Pledge if such prohibition allows for the pledge of any property or asset to secure the Notes subject to an equal and ratable Lien in favor of the holders of any such Indebtedness and (d) the provisions of the Primary Credit Facility (as amended through the date of this Agreement) shall not constitute a Negative Pledge for purposes of this Agreement.

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“Net Operating Income” or “NOI” means, for any Property and for a given period, the following (without duplication and determined on a correct and consistent basis with prior periods):
(a)    rents and other revenues or income received in the ordinary course from the operation of such Property (including proceeds from rent loss or business interruption insurance (but not in excess of the actual rent otherwise payable)) but excluding receipts from tenant insurance and reinsurance (other than Tenant Insurance Operating Income in respect of Properties that are 100% owned in fee simple, or leased under an Eligible Ground Lease, by the REIT or any of its Subsidiaries), sales tax and pre‑paid rents and revenues and security deposits except to the extent applied in satisfaction of tenants’ obligations for rent, minus
(b)    all expenses paid (excluding interest expense and income taxes but including an appropriate accrual for property taxes and insurance) related to the ownership, operation or maintenance of such Property, including but not limited to property taxes, assessments and the like, insurance, utilities, payroll costs, maintenance, repair and landscaping expenses, marketing expenses and other property level expenses, but specifically excluding general and administrative expenses of the REIT and its Subsidiaries and any property management fees, minus
(c)    the Reserve for Replacements for such Property as of the end of such period, minus
(d)    the actual management fees with respect to such Property paid to Persons other than the REIT or any of its Subsidiaries.
With respect to any Property which was a Lease Up Property at any time during the twelve‑month period with respect to which Net Operating Income is being calculated (the “Calculation Period”), then such Net Operating Income for such Property shall be the annualized Net Operating Income for the period commencing on the first day of the full fiscal quarter after which such Property ceased to be a Lease Up Property and ending on the last day of the applicable Calculation Period.
“Newly Acquired Property” means, as of any date of determination, a Property that (a) was acquired during the previous 12 months and (b) is not a Development Property; provided that, if such Property does not have an Occupancy Rate of 85.0% or more as of the date of expiration of the Initial Ownership Period for such Property, such Property shall constitute a Lease Up Property.
“Non‑U.S. Plan” means any plan, fund or other similar program that (a) is established or maintained outside the United States of America by the REIT, the Issuer or any Subsidiary primarily for the benefit of employees of the REIT, the Issuer or one or more Subsidiaries residing outside

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the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and (b) is not subject to ERISA or the Code.
“Note Documents” means this Agreement, the Guaranty Agreement and the Notes.
“Note Party” or “Note Parties” means, individually or collectively, the REIT, the Issuer and the Subsidiary Guarantors.
“Notes” is defined in Section 1.
“Occupancy Rate” means, with respect to a Property at any time, the ratio, expressed as a percentage, of (a) the net rentable square footage of such Property actually leased by tenants that are not affiliates of the Issuer and paying rent at rates not materially less than rates generally prevailing at the time the applicable lease was entered into, to (b) the aggregate net rentable square footage of such Property.
“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.
“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at www.treasury.gov/resource‑center/sanctions/Programs/Pages/Programs.aspx.
“Off Balance Sheet Liabilities” means, with respect to any Person, (a) any repurchase obligation or liability, contingent or otherwise, of such Person with respect to any accounts or notes receivable sold, transferred or otherwise disposed of by such Person, (b) any repurchase obligation or liability, contingent or otherwise, of such Person with respect to property or assets leased by such Person as lessee and (c) all obligations, contingent or otherwise, of such Person under any synthetic lease, tax retention operating lease, off balance sheet loan or similar off balance sheet financing if the transaction giving rise to such obligation (i) is considered indebtedness for borrowed money for tax purposes but is classified as an operating lease or (ii) does not (and is not required to pursuant to GAAP) appear as a liability on the balance sheet of such Person.
“Offeree Letter” means that certain letter dated as of May 25, 2018 from U.S. Bancorp Investments, Inc., J.P. Morgan Securities LLC and Jefferies LLC relating to the offering of the Notes.
“Officer’s Certificate” means, with respect to any Person, a certificate of an Authorized Signatory or of any other officer of such Person whose responsibilities extend to the subject matter of such certificate.

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“Ownership Share” means, with respect to any Subsidiary of a Person (other than a Wholly Owned Subsidiary) or any Unconsolidated Affiliate of a Person at any time, the greater of (a) such Person’s relative nominal direct and indirect ownership interest (expressed as a percentage) in such Subsidiary or Unconsolidated Affiliate at such time or (b) such Person’s relative direct and indirect economic interest (calculated as a percentage) in such Subsidiary or Unconsolidated Affiliate determined in accordance with the applicable provisions of the declaration of trust, articles or certificate of incorporation, articles of organization, partnership agreement, joint venture agreement or other applicable organizational document of such Subsidiary or Unconsolidated Affiliate at such time.
“Pari Passu Lien” means an equal and ratable Lien that secures the Notes granted pursuant to documentation reasonably acceptable to the Required Holders in substance and in form, including an intercreditor agreement and opinions of counsel to the Issuer and/or any such Subsidiary, as the case may be, from counsel that is reasonably acceptable to the Required Holders.
“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA, or any successor thereto.
“Permitted Liens” means, with respect to any asset or property of a Person,
(a)    Liens securing taxes, assessments and other charges or levies imposed by any Governmental Authority (excluding any Lien imposed pursuant to any of the provisions of ERISA or pursuant to any Environmental Laws), which, in each case, are not at the time required to be paid or discharged under Section 9.4;
(b)    the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business which (i) are not more than sixty (60) days past due, (ii) are being contested in good faith by appropriate proceedings, with respect to which adequate reserves have been set aside in accordance with GAAP or (iii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;
(c)    Liens consisting of deposits or pledges made, in the ordinary course of business, in connection with, or to secure payment of, obligations under workers’ compensation, unemployment insurance or similar applicable laws;
(d)    Liens consisting of encumbrances in the nature of zoning restrictions, easements, and rights or restrictions of record on the use of real property, which do not materially detract from the value of such property or impair the intended use thereof in the business of such Person;

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(e)    the rights of tenants under leases or subleases not interfering with the ordinary conduct of business of such Person;
(f)    Liens in favor of the holders of the Notes;
(g)    Liens in existence on the Execution Date and disclosed on Schedule 10.5;
(h)    Liens securing Secured Indebtedness; and
(i)    judgment and attachment Liens that do not constitute an Event of Default pursuant to Section 11(j).
“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.
“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) which is covered by Title IV of ERISA or subject to the minimum funding standards under section 412 of the Code as to which the REIT or any ERISA Affiliate may have any liability.
“Preferred Dividends” means, for any period and without duplication, all Restricted Payments paid during such period on Preferred Equity Interests issued by the REIT, the Issuer or any Subsidiary other than any Restricted Payment (a) paid or payable solely in Equity Interests (other than Mandatorily Redeemable Stock) payable to holders of such class of Equity Interests, (b) paid or payable to the REIT, the Issuer or a Subsidiary, or (c) constituting or resulting in the redemption of Preferred Equity Interests, other than scheduled redemptions not constituting balloon, bullet or similar redemptions in full.
“Preferred Equity Interests” means, with respect to any Person, Equity Interests in such Person which are entitled to preference or priority over any other Equity Interest in such Person in respect of the payment of dividends or distribution of assets upon liquidation or both (including, without limitation, any trust preferred securities or similar securities).
“Primary Credit Facility” means the Credit Agreement dated as of October 14, 2016 among the Issuer, the REIT, U.S. Bank National Association as administrative agent, and the other lenders party thereto, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof.
“Property” means a parcel (or group of related parcels) of real property owned (or leased under a ground lease) by the REIT, the Issuer, any Subsidiary or any Unconsolidated Affiliate.

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“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.
“PTE” is defined in Section 6.2(a).
“Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Issuer and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 13.2), provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 13.2 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer.
“Purchaser Schedule” means the Purchaser Schedule to this Agreement listing the Purchasers of the Notes and including their notice and payment information.
“QPAM Exemption” is defined in Section 6.2(d).
“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.
“REIT” is defined in the introductory paragraph to this Agreement.
“Related Fund” means, with respect to any holder of any Note, any fund or entity that (a) invests in Securities or bank loans, and (b) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.
“Required Holders” means at any time (a) prior to the Closing, the Purchasers and (b) on or after the Closing, the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the REIT, the Issuer or any of their Affiliates).
“Reserve for Replacements” means, for any period and with respect to any Property, an amount equal to (a) the aggregate net rentable square footage of all completed space of such Property (other than any such completed space used solely for recreational vehicle parking) times (b) $0.15 times (c) the number of days in such period divided by (d) 365. If the term Reserve for Replacements is used without reference to any specific Property, then it shall be determined on an aggregate basis with respect to all Properties and the applicable Ownership Shares of all Properties of all Unconsolidated Affiliates.
“Responsible Officer” means any of the Chief Executive Officer, Chief Financial Officer, Chief Legal Officer, Executive Vice President or Treasurer of the REIT, acting singly.

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“Restricted LC Cash Collateral” has the meaning set forth in the definition of “Indebtedness.”
“Restricted Payment” means (a) any dividend or other distribution on account of any Equity Interest of the REIT, the Issuer or any of its Subsidiaries, except a dividend or other distribution payable solely in shares of that class of Equity Interests to the holders of that class; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Interests of the REIT, the Issuer or any of its Subsidiaries, except a redemption or exchange of Equity Interests of the REIT, the Issuer for common stock of the REIT; and (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire any Equity Interests of the REIT, the Issuer or any of its Subsidiaries.
“S&P” means S&P Global Ratings, a division of Standard & Poor’s Financial Services LLC or its successors or assigns.
“SEC” means the Securities and Exchange Commission of the United States of America.
“Secured Indebtedness” means, with respect to a Person as of a given date, the aggregate principal amount of all Indebtedness under clauses (a), (b), (c), (d) and (g) of the definition of Indebtedness, in each case that is outstanding on such date and is secured in any manner by any Lien on any property, and in the case of the REIT, shall include (without duplication) the REIT’s Ownership Share of the Secured Indebtedness of its Unconsolidated Affiliates; provided that any Indebtedness that is secured solely by a pledge of Equity Interests shall not be deemed to constitute Secured Indebtedness.
“Securities” or “Security” shall have the meaning specified in section 2(a)(1) of the Securities Act.
“Securities Act” means the Securities Act of 1933, as amended from time to time.
“Self‑Storage Property” means any Property primarily operated as a self‑storage facility.
“Source” is defined in Section 6.2.
“State Sanctions List” means a list that is adopted by any state Governmental Authority within the United States of America pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws.

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“Subsidiary” means, for any Person, any corporation, partnership, limited liability company or other entity of which at least a majority of the Equity Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other individuals performing similar functions of such corporation, partnership, limited liability company or other entity (without regard to the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person, and shall include all Persons the accounts of which are consolidated with those of such Person pursuant to GAAP. Unless otherwise specified, any reference to a Subsidiary shall mean a Subsidiary of the REIT.
“Subsidiary Guarantor” means any Subsidiary of the REIT that is a party to the Guaranty Agreement.
“Substitute Purchaser” is defined in Section 21.
“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.
“Tenant Insurance Contract” means an insurance or reinsurance contract or agreement under which any Captive Insurance Subsidiary provides insurance or reinsurance in respect of tenant insurance related to a Self‑Storage Property.
“Tenant Insurance Operating Income” means, for any period, an amount equal to (a) the Tenant Insurance Revenue for such period minus (b) actual or attributable tenant insurance and reinsurance expenses (excluding royalty expenses paid to the REIT or any of its Wholly Owned Subsidiaries) of the applicable Captive Insurance Subsidiaries pursuant to Tenant Insurance Contracts for such period.
“Tenant Insurance Revenue” means, for any period, the aggregate revenues for such period earned by the Captive Insurance Subsidiaries from providing tenant insurance or reinsurance services under Tenant Insurance Contracts.
“Test Period” means, as of any date of determination, the four fiscal quarter period ending on the last day of the most recently ended fiscal quarter prior to such date for which financial statements have been delivered or are required to be delivered pursuant to the Note Documents.

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“Total Asset Value” means, at a given time, the sum (without duplication) of all of the following of the REIT and its Subsidiaries determined on a consolidated basis in accordance with GAAP applied on a consistent basis:
(a)    unrestricted cash and Cash Equivalents (which, for the avoidance of doubt, shall exclude (i) tenant deposits, (ii) Restricted LC Cash Collateral and (iii) other cash and Cash Equivalents that are subject to a Lien or a Negative Pledge or the disposition of which is expressly restricted in any way) as of the last day of the applicable Test Period; plus
(b)    (i) Net Operating Income for all Properties (excluding Development Properties, Newly Acquired Properties, Unimproved Land and Lease Up Properties) for the applicable Test Period divided by (ii) the Capitalization Rate; plus
(c)    (i) Additional Specified Income for the applicable Test Period multiplied by (ii) 8; plus
(d)    (i) cash distributions and cash royalties received by the REIT or any of its Subsidiaries (other than any Captive Insurance Subsidiary) with respect to Tenant Insurance Operating Income during such Test Period in respect of Development Properties, Newly Acquired Properties and Lease Up Properties that are 100% owned in fee simple, or leased under an Eligible Ground Lease, by the REIT or any of its Subsidiaries divided by (ii) the Capitalization Rate; plus
(e)    the undepreciated GAAP book value of all Lease Up Properties; plus
(f)    the undepreciated GAAP book value of all Newly Acquired Properties; plus
(g)    the undepreciated GAAP book value of Development Properties and Unimproved Land (less any GAAP impairment charges specific to any such asset); plus
(h)    the GAAP book value of Mortgage Receivables as of the last day of the applicable Test Period; plus
(i)    all other assets of the REIT and its Subsidiaries (the value of which is determined in accordance with GAAP but excluding assets classified as intangible under GAAP).
The Issuer’s Ownership Share of assets held by Unconsolidated Affiliates shall be included in the calculation of Total Asset Value consistent with the above described treatment for assets owned by the Issuer or a Subsidiary. For purposes of determining Total Asset Value, (A) to the

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extent the amount of Total Asset Value pursuant to clause (c) above would exceed 10.0% of Total Asset Value, such excess shall be excluded, (B) to the extent the amount of Total Asset Value attributable to assets under clause (i) above would exceed 5.0% of Total Asset Value, such excess shall be excluded and (C) to the extent the amount of Total Asset Value attributable to Development Properties, Unimproved Land, Unconsolidated Affiliates’ Properties, Lease Up Properties and Mortgage Receivables would exceed 30% of Total Asset Value, such excess shall be excluded.
“Total Indebtedness” means, as to any Person as of a given date and without duplication: (a) all Indebtedness of such Person and its Subsidiaries determined on a consolidated basis and (b) such Person’s Ownership Share of the Indebtedness of any Unconsolidated Affiliate of such Person.
“Unconsolidated Affiliate” means, with respect to any Person, any other Person in which such Person holds any direct or indirect Equity Interest and which is accounted for in the financial statements of such Person on an equity basis of accounting and whose financial results would not be consolidated under GAAP with the financial results of such Person on the consolidated financial statements of such Person. Unless otherwise specified, any reference to an Unconsolidated Affiliate shall mean an Unconsolidated Affiliate of the REIT.
“Unencumbered Additional Specified Income” means, as of any date of determination for any applicable Test Period, the sum of (a) Unencumbered Tenant Insurance Operating Income for such Test Period in respect of Properties that are not 100% owned in fee simple, or leased under an Eligible Ground Lease, by the Issuer or any Wholly Owned Subsidiary of the Issuer, plus (b) Unencumbered Management Fee EBITDA for such Test Period.
“Unencumbered Adjusted NOI” means, for any period, NOI from all Eligible Properties (excluding Development Properties, Newly Acquired Properties, Unimproved Land and Lease Up Properties) for such period.
“Unencumbered Asset Value” means, as of any date of determination, without duplication:
(a)    (i) the Unencumbered Adjusted NOI for the applicable Test Period divided by (ii) the Capitalization Rate; plus
(b)    the undepreciated GAAP book value of all Newly Acquired Properties that constitute Eligible Properties; plus
(c)    the undepreciated GAAP book value of all Lease Up Properties that constitute Eligible Properties; plus

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(d)    the undepreciated GAAP book value of Development Properties and Unimproved Land (less any GAAP impairment charges specific to any such asset) that constitute Eligible Properties; plus
(e)    (i) Unencumbered Additional Specified Income for the applicable Test Period multiplied by (ii) 8; plus
(f)    (i) Unencumbered Tenant Insurance Operating Income for such Test Period in respect of Development Properties, Newly Acquired Properties and Lease Up Properties that are 100% owned in fee simple, or leased under an Eligible Ground Lease, by the Issuer or any Wholly Owned Subsidiary of the Issuer divided by (ii) the Capitalization Rate; plus
(g)    (i) Unencumbered Tenant Insurance Operating Income for such Test Period in respect of Properties (other than Eligible Properties and other than Properties subject to the preceding clause (f)) that are 100% owned in fee simple, or leased under an Eligible Ground Lease, by any Wholly Owned Subsidiary of the Issuer divided by (ii) the Capitalization Rate.
For purposes of determining Unencumbered Asset Value, (A) to the extent the amount of Unencumbered Asset Value pursuant to clauses (c) and (d) above would exceed 15.0% of Unencumbered Asset Value, such excess shall be excluded, and (B) to the extent the amount of Unencumbered Asset Value pursuant to clauses (e) and (g) above would exceed 10.0% of Unencumbered Asset Value, such excess shall be excluded.
“Unencumbered Leverage Ratio” means the ratio of Unsecured Indebtedness to Unencumbered Asset Value, in each case, of the REIT and its Subsidiaries.
“Unencumbered Management Fee EBITDA” means, for any period, Management Fee EBITDA for such period generated by Eligible Property Entities.
“Unencumbered Tenant Insurance Operating Income” means, for any period, cash distributions and cash royalties received by any Eligible Property Entity with respect to Tenant Insurance Operating Income during such period.
“Unimproved Land” means real estate currently entitled for development but in respect of which no development (other than (a) improvements that are not material and are temporary in nature and (b) improvements not made by the REIT, the Issuer, any Subsidiary or any Unconsolidated Affiliate that the Issuer or one of its Subsidiaries plans to remove, demolish or redevelop in connection with any future development) has occurred.

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“Unsecured Indebtedness” means, with respect to a Person, Indebtedness of such Person that is not Secured Indebtedness.
“U.S. Economic Sanctions Laws” means those laws, executive orders, enabling legislation or regulations administered and enforced by the United States of America pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program.
“USA PATRIOT Act” means U.S. Public Law 107‑56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.
“Wholly Owned Subsidiary” means any Subsidiary of a Person in respect of which all of the Equity Interests (other than, in the case of a corporation, directors’ qualifying shares) are at the time directly or indirectly owned or controlled by such Person or one or more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries of such Person. Unless otherwise specified, any reference to a Wholly Owned Subsidiary shall mean a Wholly Owned Subsidiary of the REIT. The Issuer shall be deemed to be a Wholly Owned Subsidiary of the REIT for all purposes under the Note Documents.

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FORM OF NOTE
EXTRA SPACE STORAGE LP
4.39% SENIOR NOTE DUE JULY 17, 2028
No. [_____]    [Date]
$[_______]    PPN 30225V A@6
FOR VALUE RECEIVED, the undersigned, Extra Space Storage LP, a Delaware limited partnership (herein called the “Issuer”), hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] DOLLARS (or so much thereof as shall not have been prepaid) on July 17, 2028 (the “Maturity Date”), with interest (computed on the basis of a 360‑day year of twelve 30‑day months) (a) on the unpaid balance hereof at the rate of 4.39% per annum from the date hereof, payable semiannually, on the 17th day of January and July in each year, commencing with January 17, 2019, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make‑Whole Amount, at a rate per annum from time to time equal to that rate of interest per annum that is 2% above the rate of interest stated in clause (a) above.
Payments of principal of, interest on and any Make‑Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Wells Fargo Bank, National Association or at such other place as the Issuer shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated May 25, 2018 (as from time to time amended, the “Note Purchase Agreement”), among the Issuer, Extra Space Storage Inc., a Maryland corporation, and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.
This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing,

SCHEDULE 1
(to Note Purchase Agreement)
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a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Issuer may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Issuer will not be affected by any notice to the contrary.
This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make‑Whole Amount) and with the effect provided in the Note Purchase Agreement.
This Note shall be construed and enforced in accordance with, and the rights of the Issuer and the holder of this Note shall be governed by, the law of the State of New York excluding choice‑of‑law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

EXTRA SPACE STORAGE LP

By: ESS Holdings Business Trust I
Its: General Partner

By:
Name: P. Scott Stubbs
Title: Trustee

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FORM OF GUARANTY AGREEMENT

GUARANTY
THIS GUARANTY (as the same may be amended, restated, supplemented or otherwise modified from time to time, this “Guaranty”) is made as of May 25, 2018 by and among EXTRA SPACE STORAGE INC. (the “REIT”), each of the Subsidiaries of the REIT listed on the signature pages hereto (each an “Initial Guarantor”) and those additional Persons which become parties to this Guaranty by executing a supplement hereto (a “Guaranty Supplement”) in the form attached hereto as Annex I (such additional Persons, together with the Initial Guarantors, the “Guarantors”), in favor of the Holders of Obligations described below. As used herein, “Holders of Obligations” shall mean each holder of a Note issued pursuant to the Note Agreement and the successors and permitted transferees and assigns of each holder. Unless otherwise defined herein, capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Note Agreement.
WITNESSETH:
WHEREAS, Extra Space Storage LP (the “Issuer”), the REIT and the Persons listed on the signature pages thereto (collectively with their respective successors and assigns, the “Purchasers”) are entering into a Note Purchase Agreement dated May 25, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”) simultaneously with the delivery of this Guaranty. Pursuant to the Note Agreement, the Issuer will issue and sell to the Purchasers $300,000,000 aggregate principal amount of its 4.39% Senior Notes, due July 17, 2018 (collectively, the “Notes” and shall include any notes issued in substitution for any of the Notes);
WHEREAS, it is a condition precedent to the purchase of the Notes by the Purchasers under the Note Agreement that each of the Guarantors execute and deliver this Guaranty, whereby each of the Guarantors, without limitation and with full recourse, shall guarantee the payment when due of all obligations of the Issuer arising under the Notes, the Note Agreement, or the other Note Documents including, without limitation, all principal, interest, any Make-Whole Amount and other amounts that shall be at any time payable (whether at stated maturity or by required or optional prepayment or by acceleration or otherwise) by the Issuer thereunder (the “Obligations”); and
WHEREAS, in consideration of the direct and indirect financial and other support and benefits that the Issuer has provided, and such direct and indirect financial and other support and benefits as the Issuer may in the future provide, to the Guarantors and in order to induce the

SCHEDULE 2.2
(to Note Purchase Agreement)
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Purchasers to enter into the Note Agreement, and to purchase the Notes, each of the Guarantors is willing to guarantee the Obligations under the Note Agreement and the other Note Documents;
NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be bound hereby, the parties hereto agree as follows:

SECTION 1.	REPRESENTATIONS, WARRANTIES AND COVENANTS.
Each of the Guarantors represents and warrants to each Purchaser as of the date of this Guaranty, giving effect to the consummation of the transactions contemplated by the Note Documents on the date of this Guaranty:
(a)    It (i) is a corporation, partnership, limited liability company, voluntary association or trust duly incorporated, organized or established, as the case may be, validly existing and (to the extent such concept applies to such entity) in good standing under the laws of its jurisdiction of incorporation, organization or establishment and (ii) has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.
(b)    It has the requisite power and authority and legal right to execute and deliver this Guaranty and to perform its obligations hereunder. The execution and delivery by it of this Guaranty and the performance of its obligations hereunder have been duly authorized by proper organizational proceedings, and this Guaranty constitutes a legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor, in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights.
(c)    Neither the execution and delivery by it of this Guaranty, nor the consummation by it of the transactions herein contemplated, nor compliance by it with the terms and provisions hereof, will (i) conflict with the charter or other organizational documents of such Guarantor, (ii) result in a breach of or constitute a default under any law, rule, regulation, order, writ, judgment, injunction, decree or award (including, without limitation, any environmental property transfer laws or regulations) applicable to such Guarantor or the provisions of any material indenture, instrument or agreement to which such Guarantor is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the Property of such Guarantor pursuant to the terms of any such material indenture, instrument or agreement, (iii) result in the creation or imposition of any

2.2-2

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Lien whatsoever upon any Property of such Guarantor, other than Liens permitted or created by the Note Documents, or (iv) require any approval of such Guarantor’s board of directors, shareholders, members, partners or unitholders except such as have been obtained. The execution, delivery and performance by such Guarantor of each of the Note Documents to which such Guarantor is a party do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by any Governmental Authority, except filings, consents or notices which have been made.
In addition to the foregoing, each of the Guarantors covenants that, so long as any Holder of Obligations has any Note outstanding under the Note Agreement or any amount payable under the Note Agreement or any other Obligations shall remain unpaid, it will comply with those covenants and agreements of the Issuer applicable to such Guarantor set forth in the Note Agreement.

SECTION 2.	THE GUARANTY.
Each of the Guarantors hereby irrevocably and unconditionally guarantees, jointly and severally with the other Guarantors, the full and punctual payment and performance when due (whether at stated maturity, upon acceleration or otherwise) of the Obligations (all of the foregoing being referred to collectively as the “Guaranteed Obligations”). Upon the failure by the Issuer, or any of its Affiliates, as applicable, to pay punctually any such amount or perform such obligation, subject to any applicable grace or notice and cure period, each of the Guarantors agrees that it shall forthwith on demand pay such amount or perform such obligation at the place and in the manner specified in the Note Agreement or the relevant other Note Document, as the case may be. Each of the Guarantors hereby agrees that this Guaranty is an absolute, irrevocable and unconditional guaranty of payment and is not a guaranty of collection. Notwithstanding any other provision of this Guaranty, the amount guaranteed by each Guarantor hereunder shall be limited to the extent, if any, required so that its obligations hereunder shall not be subject to avoidance under Section 548 of the Bankruptcy Code (as hereinafter defined) or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law. In determining the limitations, if any, on the amount of any Guarantor’s obligations hereunder pursuant to the preceding sentence, it is the intention of the parties hereto that any rights of subrogation, indemnification or contribution which such Guarantor may have under this Guaranty, any other agreement or applicable law shall be taken into account.

SECTION 3.	GUARANTY UNCONDITIONAL.

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The obligations of each of the Guarantors hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:
(i)    any extension, renewal, settlement, indulgence, compromise, waiver or release of or with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or with respect to any obligation of any other guarantor of any of the Guaranteed Obligations, whether (in any such case) by operation of law or otherwise, or any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or with respect to any obligation of any other guarantor of any of the Guaranteed Obligations;
(ii)    any modification or amendment of or supplement to the Note Agreement or any other Note Document, including, without limitation, any such amendment which may increase the amount of, or the interest rates applicable to, any of the Guaranteed Obligations guaranteed hereby;
(iii)    any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any collateral securing the Guaranteed Obligations or any part thereof, any other guaranties with respect to the Guaranteed Obligations or any part thereof, or any other obligation of any Person or entity with respect to the Guaranteed Obligations or any part thereof, or any nonperfection or invalidity of any direct or indirect security for the Guaranteed Obligations;
(iv)    any change in the corporate, partnership, limited liability company or other existence, structure or ownership of the Issuer or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Issuer or any other guarantor of the Guaranteed Obligations, or any of their respective assets or any resulting release or discharge of any obligation of the Issuer or any other guarantor of any of the Guaranteed Obligations;
(v)    the existence of any claim, setoff or other rights which the Guarantors may have at any time against the Issuer, any other guarantor of any of the Guaranteed Obligations, any Holder of Obligations or any other Person, whether in connection herewith or in connection with any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;
(vi)    the enforceability or validity of the Guaranteed Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or

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with respect to any collateral securing the Guaranteed Obligations or any part thereof, or any other invalidity or unenforceability relating to or against the Issuer or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Note Agreement or any other Note Document, or any provision of applicable law, decree, order or regulation purporting to prohibit the payment by the Issuer or any other guarantor of the Guaranteed Obligations, of any of the Guaranteed Obligations or otherwise affecting any term of any of the Guaranteed Obligations;
(vii)    the failure of any Holder of Obligations to take any steps to perfect and maintain any security interest in, or to preserve any rights to, any security or collateral for the Guaranteed Obligations, if any;
(viii)    the election by, or on behalf of, any one or more of the Holders of Obligations, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. 101 et seq.) (or any successor statute, the “Bankruptcy Code”), of the application of Section 1111(b)(2) of the Bankruptcy Code;
(ix)    any borrowing or grant of a security interest by the Issuer, as debtor-in-possession, under Section 364 of the Bankruptcy Code;
(x)    the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of the Holders of Obligations for repayment of all or any part of the Guaranteed Obligations;
(xi)    the failure of any other guarantor to sign or become party to this Guaranty or any amendment, change, or reaffirmation hereof; or
(xii)    any other act or omission to act or delay of any kind by the Issuer, any other guarantor of the Guaranteed Obligations, any Holder of Obligations or any other Person or any other circumstance whatsoever which might, but for the provisions of this Section 3, constitute a legal or equitable discharge of any Guarantor’s obligations hereunder or otherwise reduce, release, prejudice or extinguish its liability under this Guaranty (other than the defense that the Guaranteed Obligations (other than the Unliquidated Obligations) shall have been fully and finally performed and paid in full in cash).

SECTION 4.	DISCHARGE ONLY UPON PAYMENT IN FULL; REINSTATEMENT IN CERTAIN CIRCUMSTANCES.
Each of the Guarantors’ obligations hereunder shall remain in full force and effect until all Guaranteed Obligations (other than the Unliquidated Obligations) shall have been paid in full in

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cash, at which time, subject to all the foregoing conditions, the guarantees made hereunder shall automatically terminate. Upon termination of this Guaranty in accordance with the preceding sentence, the Holders of Obligations promptly shall deliver to any Guarantor such documents, at such Guarantor’s expense, as such Guarantor or such Guarantor’s counsel reasonably may request in order to evidence such termination. For purposes of this Guaranty “Unliquidated Obligations” means at any time, any Obligations (or portion thereof) that are contingent in nature or unliquidated at such time. If at any time any payment of any Obligation is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Issuer or otherwise (including pursuant to any settlement entered into by a Holder of Obligations in its discretion), each of the Guarantors’ obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

SECTION 5.	GENERAL WAIVERS; ADDITIONAL WAIVERS.
(a)    General Waivers. Each of the Guarantors irrevocably waives acceptance hereof, presentment, demand or action on delinquency, protest, the benefit of any statutes of limitations and, to the fullest extent permitted by law, any notice not provided for herein or under the other Note Documents, as well as any requirement that at any time any action be taken by any Person against the Issuer, any other guarantor of the Guaranteed Obligations or any other Person.
(b)    Additional Waivers. Notwithstanding anything herein to the contrary, but subject to the last paragraph of this Section 5(b), each of the Guarantors hereby absolutely, unconditionally, knowingly, and expressly waives, to the fullest extent permitted by law:
(i)    any right it may have to revoke this Guaranty as to future indebtedness or notice of acceptance hereof;
(ii)    (1) notice of acceptance hereof; (2) notice of any financial accommodations made or extended under the Note Documents or the creation or existence of any Guaranteed Obligations; (3) notice of the amount of the Guaranteed Obligations, subject, however, to each Guarantor’s right to make inquiry of the Holders of Obligations to ascertain the amount of the Guaranteed Obligations at any reasonable time; (4) notice of any adverse change in the financial condition of the Issuer or of any other fact that might increase such Guarantor’s risk hereunder; (5) notice of presentment for payment, demand, protest, and notice thereof as to any instruments among the Note Documents; (6) notice of any Default or Event of Default; and (7) all other notices (except if such notice is specifically required to be given to such Guarantor hereunder or under the other Note Documents) and demands to which each Guarantor might otherwise be entitled;

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(iii)    its right, if any, to require the Holders of Obligations to institute suit against, or to exhaust any rights and remedies which the Holders of Obligations has or may have against, the other Guarantors or any third party, or against any collateral provided by the other Guarantors, or any third party; and each Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations (other than the Unliquidated Obligations) shall have been fully and finally performed and paid in full in cash) of the other Guarantors or by reason of the cessation from any cause whatsoever of the liability of the other Guarantors in respect thereof;
(iv)    (1) any rights to assert against the Holders of Obligations any defense (legal or equitable), set-off, counterclaim, or claim which such Guarantor may now or at any time hereafter have against the other Guarantors or any other party liable to the Holders of Obligations; (2) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security therefor; (3) any defense such Guarantor has to performance hereunder, and any right such Guarantor has to be exonerated, arising by reason of: (A) the impairment or suspension of the Holders of Obligations rights or remedies against the other guarantor of the Guaranteed Obligations; (B) the alteration by the Holders of Obligations of the Guaranteed Obligations; (C) any discharge of the other Guarantors’ obligations to the Holders of Obligations by operation of law as a result of the Holders of Obligations’ intervention or omission; or (D) the acceptance by the Holders of Obligations of anything in partial satisfaction of the Guaranteed Obligations; and (4) the benefit of any statute of limitations affecting such Guarantor's liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Guarantor's liability hereunder; and
(v)    any defense arising by reason of or deriving from (1) any claim or defense based upon an election of remedies by the Holders of Obligations; or (2) any election by the Holders of Obligations under the Bankruptcy Code, to limit the amount of, or any collateral securing, its claim against the Guarantors.
Notwithstanding the foregoing, nothing herein shall constitute a waiver of (x) the defense that the Guaranteed Obligations (other than the Unliquidated Obligations) shall have been fully and finally performed and paid in full in cash, or (y) any Guarantor’s right to assert any compulsory counterclaim, if such counterclaim is compelled under local law or rule of procedure, nor shall the

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foregoing be deemed a waiver of any Guarantor’s right to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against any Holder of Obligations in any separate action or proceeding.

SECTION 6.	SUBORDINATION OF SUBROGATION; SUBORDINATION OF INTERCOMPANY INDEBTEDNESS.
(a)    Subordination of Subrogation. Until the Guaranteed Obligations (other than the Unliquidated Obligations) have been fully and finally performed and paid in full in cash, the Guarantors (i) shall have no right of subrogation against Issuer or any other Guarantor with respect to such Guaranteed Obligations and (ii) waive any right to enforce any remedy which any of the Holders of Obligations now have or may hereafter have against the Issuer, any endorser or any guarantor of all or any part of the Guaranteed Obligations or any other Person, and until such time the Guarantors waive any benefit of, and any right to participate in, any security or collateral given to the Holders of Obligations to secure the payment or performance of all or any part of the Guaranteed Obligations or any other liability of the Issuer to the Holders of Obligations. Should any Guarantor have the right, notwithstanding the foregoing, to exercise its subrogation rights, each Guarantor hereby expressly and irrevocably subordinates any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off that such Guarantor may have against the Issuer or any other Guarantor to the payment in full in cash of the Guaranteed Obligations until the Guaranteed Obligations (other than the Unliquidated Obligations) are paid in full in cash. Each Guarantor acknowledges and agrees that this subordination is intended to benefit the Holders of Obligations and shall not limit or otherwise affect such Guarantor’s liability hereunder or the enforceability of this Guaranty, and that the Holders of Obligations and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 6(a).
(b)    Subordination of Intercompany Indebtedness. Each Guarantor agrees that any and all claims of such Guarantor against the Issuer or any other Guarantor hereunder (each an “Obligor”) with respect to any “Intercompany Indebtedness” (as hereinafter defined), any endorser, obligor or any other guarantor of all or any part of the Guaranteed Obligations, or against any of its properties shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all Guaranteed Obligations (other than the Unliquidated Obligations); provided that, as long as no Event of Default has occurred and is continuing, such Guarantor may receive payments of principal and interest from any Obligor with respect to Intercompany Indebtedness. Notwithstanding any right of any Guarantor to ask, demand, sue for, take or receive any payment from any Obligor, all rights, liens and security interests of such Guarantor, whether now or hereafter arising and howsoever existing, in any assets of any other Obligor shall be and are subordinated to the rights of the Holders of Obligations in those assets. No Guarantor shall have any right to possession of any such asset or

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to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Guaranteed Obligations (other than the Unliquidated Obligations) shall have been fully paid and satisfied (in cash) and this Guaranty has been terminated in accordance with Section 4 hereof. If all or any part of the assets of any Obligor, or the proceeds thereof, are subject to any distribution, division or application to the creditors of such Obligor, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of any such Obligor is dissolved or if substantially all of the assets of any such Obligor are sold, then, and in any such event (such events being herein referred to as an “Insolvency Event”), any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of any Obligor to any Guarantor (“Intercompany Indebtedness”) shall be paid or delivered directly to the Holders of Obligations for application on any of the Guaranteed Obligations, due or to become due, until such Guaranteed Obligations (other than the Unliquidated Obligations) shall have first been fully paid and satisfied (in cash). Should any payment, distribution, security or instrument or proceeds thereof be received by the applicable Guarantor upon or with respect to the Intercompany Indebtedness after any Insolvency Event and prior to the satisfaction of all of the Guaranteed Obligations (other than the Unliquidated Obligations), such Guarantor shall receive and hold the same in trust, as trustee, for the benefit of the Holders of Obligations and shall forthwith deliver the same to the Holders of Obligations, in precisely the form received (except for the endorsement or assignment of the Guarantor where necessary), for application to any of the Guaranteed Obligations, due or not due, and, until so delivered, the same shall be held in trust by the Guarantor as the property of the Holders of Obligations. If any such Guarantor fails to make any such endorsement or assignment to a Holder of Obligations, such Holder of Obligations or any of its officers or employees is irrevocably authorized to make the same. Each Guarantor agrees that until the Guaranteed Obligations (other than the Unliquidated Obligations) have been paid in full (in cash) and satisfied and this Guaranty has been terminated in accordance with Section 4 hereof, no Guarantor will assign or transfer to any Person (other than the Holders of Obligations) any claim any such Guarantor has or may have against any Obligor.

SECTION 7.	CONTRIBUTION WITH RESPECT TO GUARANTEED OBLIGATIONS ARISING UNDER THE NOTES.
(a)    To the extent that any Guarantor shall make a payment under this Guaranty (a “Guarantor Payment”) which, taking into account all other Guarantor Payments then previously or concurrently made by any other Guarantor, exceeds the amount which otherwise would have been paid by or attributable to such Guarantor if each Guarantor had paid the aggregate Guaranteed Obligations satisfied by such Guarantor Payment in the same proportion as such Guarantor’s “Allocable Amount” (as defined below) (as determined immediately prior to such Guarantor

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Payment) bore to the aggregate Allocable Amounts of each of the Guarantors as determined immediately prior to the making of such Guarantor Payment, then, following payment in full in cash of the Guarantor Payment and the Guaranteed Obligations (other than the Unliquidated Obligations), and termination of this Guaranty in accordance with Section 4 hereof, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Guarantor for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.
(b)    As of any date of determination, the “Allocable Amount” of any Guarantor shall be equal to the excess of the value of the property of such Guarantor at a fair valuation over the total liabilities of such Guarantor (including the maximum amount reasonably expected to become due in respect of contingent liabilities, calculated, without duplication, assuming each other Guarantor that is also liable for such contingent liability pays its ratable share thereof), giving effect to all payments made by other Guarantors as of such date in a manner to maximize the amount of such contributions.
(c)    This Section 7 is intended only to define the relative rights of the Guarantors, and nothing set forth in this Section 7 is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Guaranty.
(d)    The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Guarantor or Guarantors to which such contribution and indemnification is owing.
(e)    The rights of the indemnifying Guarantors against other Guarantors under this Section 7 shall be exercisable upon the full payment of the Guaranteed Obligations (other than the Unliquidated Obligations) in cash and the termination of this Guaranty in accordance with Section 4 hereof.

SECTION 8.	STAY OF ACCELERATION.
If acceleration of the time for payment of any Guaranteed Obligation is stayed upon the insolvency, bankruptcy or reorganization of the Issuer or any of its Affiliates, all such amounts on account of Guaranteed Obligations otherwise subject to acceleration under the terms of the Note Agreement or any other Note Document shall nonetheless be payable by each of the Guarantors hereunder forthwith on demand by the Required Holders.

SECTION 9.	NOTICES.

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All notices, requests and other communications to any party hereunder shall be given in the manner prescribed in Section 18 of the Note Agreement with respect to the Holders of Obligations at such address as set forth in the Purchaser Schedule thereto or as otherwise specified in writing and, with respect to any Guarantor, in the care of the Issuer at the address of the Issuer set forth in the Note Agreement, or such other address or telecopy number as such party may hereafter specify for such purpose in accordance with the provisions of Section 18 of the Note Agreement.

SECTION 10.	NO WAIVERS.
No failure or delay by the any Holder of Obligations in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Note Agreement and the other Note Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

SECTION 11.	SUCCESSORS AND ASSIGNS.
This Guaranty is for the benefit of the Holders of Obligations and their respective successors and permitted assigns in accordance with the terms of the Note Agreement, provided, that no Guarantor shall have any right to assign its rights or obligations hereunder without the consent of the Required Holders, and any such assignment in violation of this Section 11 shall be null and void; and in the event of an assignment of any amounts payable under the Note Agreement or the other Note Documents in accordance with the respective terms thereof, the rights hereunder, to the extent applicable to the indebtedness so assigned, shall be transferred with such indebtedness. This Guaranty shall be binding upon each of the Guarantors and their respective successors and assigns.

SECTION 12.	CHANGES IN WRITING.
Other than in connection with the addition of other Guarantors, which become parties hereto by executing a Guaranty Supplement hereto in the form attached as Annex I, neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by each of the Guarantors and the Required Holders and in accordance with Section 17 of the Note Agreement. Notwithstanding the foregoing, in the event any Guarantor is released pursuant to the terms of the Note Agreement, such Guarantor shall be automatically and concurrently released from all obligations under this Guaranty and shall have no further liability under this Guaranty. Upon the release of any Guarantor from this Guaranty in accordance with the terms of the foregoing sentence, the Holders of Obligations shall deliver to such Guarantor, at such Guarantor’s expense, such documents as such Guarantor or such Guarantor’s counsel reasonably may request in order to evidence such release.

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SECTION 13.	GOVERNING LAW; JURISDICTION.
(a)    THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THAT WOULD REQUIRE THE APPLICATION OF LAWS OF A STATE OTHER THAN THE STATE OF NEW YORK) OF THE STATE OF NEW YORK BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
(b)    EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER NOTE DOCUMENT AND EACH GUARANTOR AND EACH HOLDER OF OBLIGATIONS (BY ITS ACCEPTANCE HEREOF) HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF ANY HOLDER OF OBLIGATIONS TO BRING PROCEEDINGS AGAINST ANY GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY GUARANTOR AGAINST ANY HOLDER OF OBLIGATIONS OR ANY AFFILIATE OF OR ANY HOLDER OF OBLIGATIONS INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS GUARANTY OR ANY OTHER NOTE DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.
(c)    Each party to this Guaranty irrevocably consents to service of process in the manner provided for notices in Section 9 of this Guaranty, and each of the Guarantors hereby appoints the Issuer as its agent for service of process. Nothing in this Guaranty or any other Note Document will affect the right of any party to this Guaranty to serve process in any other manner permitted by law.

SECTION 14.	WAIVER OF JURY TRIAL.
EACH PARTY TO THIS GUARANTY AND EACH HOLDER OF OBLIGATIONS (BY ITS ACCEPTANCE HEREOF) HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS GUARANTY OR ANY OTHER NOTE

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DOCUMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER. EACH GUARANTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER GUARANTOR HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER GUARANTOR WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER GUARANTORS HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER NOTE DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 14.

SECTION 15.	NO STRICT CONSTRUCTION.
The parties hereto have participated jointly in the negotiation and drafting of this Guaranty. In the event an ambiguity or question of intent or interpretation arises, this Guaranty shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Guaranty.

SECTION 16.	EXPENSES OF ENFORCEMENT, ETC.
(a)    Taxes. Payments made by any Guarantor on account of any Guaranteed Obligation shall be subject to Sections 14.3 and 15.2 of the Note Agreement as if each Guarantor were a party thereto.
(b)    Expenses of Enforcement, Etc. The Guarantors agree to reimburse the Holders of Obligations for any reasonable costs and out-of-pocket expenses (including attorneys’ fees) paid or incurred by any Holders of Obligations in connection with the collection and enforcement of amounts due under the Note Documents, including without limitation this Guaranty, in each case, as and to the extent Issuer would be required to reimburse such costs and expenses (including attorneys’ fees) pursuant to the terms of Section 15 of the Note Agreement.

SECTION 17.	SETOFF.
At any time after all or any part of the Guaranteed Obligations have become due and payable (by acceleration or otherwise), each Holder of Obligations may, without notice to any Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, set off and apply toward the payment of all or any part of the Guaranteed Obligations any and all obligations at any time owing by such Holder of Obligations or any of their Affiliates (but in all events excluding amounts held in Customer Deposit Accounts) to or for the credit or the account of any Guarantor against any of and all the Guaranteed Obligations, irrespective of whether or not such Holder of Obligations shall have made any demand under this Guaranty and although such obligations may

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be unmatured. The rights of each Holder of Obligations under this Section 17 are in addition to other rights and remedies (including other rights of setoff) which such Holder of Obligations may have.

SECTION 18.	FINANCIAL INFORMATION.
Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Issuer, the other Guarantors and any and all endorsers and/or other guarantors of all or any part of the Guaranteed Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations or any part thereof, that diligent inquiry would reveal, and each Guarantor hereby agrees that none of the Holders of Obligations shall have any duty to advise such Guarantor of information known to any of them regarding such condition or any such circumstances. In the event any Holder of Obligations undertakes at any time or from time to time to provide any such information to a Guarantor, such Holder of Obligations shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which such Holder of Obligations pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to such Guarantor.

SECTION 19.	SEVERABILITY.
Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

SECTION 20.	MERGER.
This Guaranty represents the final agreement of each of the Guarantors with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between each such Guarantor and any Holder of Obligations.

SECTION 21.	HEADINGS.
Section headings in this Guaranty are for convenience of reference only and shall not govern the interpretation of any provision of this Guaranty.

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SECTION 22.	CONFIDENTIALITY.
Each of the Holders of Obligations (by its acceptance hereof) hereby agrees that all information received by it regarding any Guarantor shall be subject to the confidentiality provisions set forth in Section 20 of the Note Agreement.
[SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, each Initial Guarantor has caused this Guaranty to be duly executed by its authorized officer as of the day and year first above written.

ASSC HT LLC
ASSC MH LLC
ASSC WH LLC
EDGEWATER REIT ACQUISITION (MD) LLC
EP RHINO, LLC
ESS OF PLANTATION LLC
ESS PROPERTIES 116 LLC
ESS PROPERTIES 151 LLC
EXTRA SPACE OF ANNAPOLIS LLC
EXTRA SPACE OF ANNAPOLIS MEMBER LLC
EXTRA SPACE OF AUSTIN BLUFFS LLC
EXTRA SPACE OF CASTLE ROCK LLC
EXTRA SPACE OF EDGEWOOD LLC
EXTRA SPACE OF EDGEWOOD PULASKI HWY LLC
EXTRA SPACE OF FREEPORT LLC
EXTRA SPACE OF FT WASHINGTON LLC
EXTRA SPACE OF FT WASHINGTON MEMBER LLC
EXTRA SPACE OF HANOVER NEW RIDGE ROAD LLC
EXTRA SPACE OF HILO LLC
EXTRA SPACE OF HONOLULU AHUA STREET LLC
EXTRA SPACE OF HONOLULU KEAHOLE STREET LLC
EXTRA SPACE OF LIHUE LLC
EXTRA SPACE OF LOS ANGELES SLAUSON AVE LLC
EXTRA SPACE OF MASSACHUSETTS THREE LLC
EXTRA SPACE OF NANUET TWO LLC

[Signature Page to Guaranty]
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EXTRA SPACE OF NORTH HOLLYWOOD COLDWATER CANYON LLC
EXTRA SPACE OF PENNSYLVANIA LLC
EXTRA SPACE OF RICHMOND MEEKER AVE LLC
EXTRA SPACE OF SUNLAND FOOTHILL BLVD LLC
EXTRA SPACE OF VAN NUYS RAYMER LLC
EXTRA SPACE PROPERTIES 102 LLC
EXTRA SPACE PROPERTIES 122 LLC
EXTRA SPACE PROPERTIES 131 LLC

[Signature Page to Guaranty]
US-DOCS\99780313.13

EXTRA SPACE PROPERTIES 132 LLC
EXTRA SPACE PROPERTIES EIGHTEEN LLC
EXTRA SPACE PROPERTIES EIGHTY FIVE LLC
EXTRA SPACE PROPERTIES EIGHTY NINE LLC
EXTRA SPACE PROPERTIES EIGHTY ONE LLC
EXTRA SPACE PROPERTIES EIGHTY SEVEN LLC
EXTRA SPACE PROPERTIES FIFTY ONE LLC
EXTRA SPACE PROPERTIES FIFTY THREE LLC
EXTRA SPACE PROPERTIES FIFTY TWO LLC
EXTRA SPACE PROPERTIES NINETY FIVE LLC
EXTRA SPACE PROPERTIES NINETY ONE LLC
EXTRA SPACE PROPERTIES NINETY SIX LLC
EXTRA SPACE PROPERTIES NINETY THREE LLC
EXTRA SPACE PROPERTIES SEVENTY LLC
EXTRA SPACE PROPERTIES SEVENTY TWO LLC
EXTRA SPACE PROPERTIES THIRTY LLC
EXTRA SPACE PROPERTIES THIRTY ONE LLC
EXTRA SPACE PROPERTIES TWENTY FIVE LLC
EXTRA SPACE PROPERTIES TWENTY FOUR LLC
EXTRA SPACE PROPERTIES TWENTY SIX LLC

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US-DOCS\99780313.13

EXTRA SPACE PROPERTIES TWO LLC
EXTRA SPACE STORAGE LLC
LINDBERGH INVESTMENTS, LLC
MADISON COUNTY SELF STORAGE, LLC
OAKDALE INVESTMENTS, LLC
SELF STORAGE REIT II, LLC
SELF STORAGE REIT, LLC
SOUTHWEST COLONIAL, LLC
SPACESAVERS, LLC
SSTI 1000 E 95TH ST, LLC
SSTI 10490 COLONEL CT, LLC
SSTI 1117 BOWMAN RD, LLC
SSTI 1120 S LAS VEGAS BLVD, LLC
SSTI 120 NORTHPOINT DR, LLC
SSTI 15 LANDINGS DR, LLC
SSTI 1533 ASHLEY RIVER RD, LLC
SSTI 1625 WEST CHANDLER BLVD, LLC
SSTI 1742 PASS RD, LLC
SSTI 1990 NW FEDERAL HWY 1, LLC
SSTI 201 FULTON CT, LLC
SSTI 2016 LEBANON RD, LLC
SSTI 2025 N RANCHO RD, LLC
SSTI 2244 S WESTERN AVE, LLC
SSTI 2343 SAVANNAH HWY, LLC

[Signature Page to Guaranty]
US-DOCS\99780313.13

SSTI 2526 RITCHIE ST, LLC
SSTI 2619 AUSTELL RD, LLC
SSTI 2727 MISSOURI AVE, LLC
SSTI 281 RICHWOOD RD, LLC
SSTI 298 RED CEDAR ST, LLC
SSTI 30 TERRACE RD, LLC
SSTI 3015 RICKS INDUSTRIAL PARK DR, LLC
SSTI 3155 W ANN RD, LLC
SSTI 3803 S PRIEST DR, LLC
SSTI 4257 BUFORD DR, LLC
SSTI 4435 SKIPPACK PIKE, LLC
SSTI 4761 GULF BREEZE PKWY, LLC
SSTI 4770 S PECOS AVE, LLC
SSTI 512 PERCIVAL RD, LLC
SSTI 5219 PLANK RD, LLC
SSTI 550 MAIN ST, LLC
SSTI 5525 W ROOSEVELT RD, LLC
SSTI 5550 TIMUQUANA RD, LLC
SSTI 5701 W OGDEN AVE, LLC
SSTI 5970 CENTENNIAL CIR, LLC
SSTI 6010 MONTICELLO DR, LLC
SSTI 6047 WOODROW BEAN DR, LLC
SSTI 6195 SOUTH KANNER HWY, LLC
SSTI 69 MALLORY AVE, LLC
SSTI 75 BROOKLINE RD, LLC
SSTI 782 KING GEORGE BLVD, LLC
SSTI 815 LASALLE AVE, LLC
SSTI 8337 TARA BLVD, LLC
SSTI 890 ST PETERS CHURCH RD, LLC
SSTI 9252 E GUADALUPE RD, LLC
SSTI 99 2ND AVE, LLC
STORAGE ADVANTAGE, LLC
STORAGE DEVELOPMENT HERNDON, L.L.C.
STORAGE USA, L.L.C.
U LOCK, LLC

[Signature Page to Guaranty]
US-DOCS\99780313.13

USA CHARLESTON LV SELF STORAGE, LLC
USA DURANGO LV SELF STORAGE, LLC
USA HOLLYWOOD SELF STORAGE, LLC
USA SELF STORAGE I, LLC
USA SENATE AVENUE SELF STORAGE, LLC
USA SF SELF STORAGE, LLC

By:
Name: P. Scott Stubbs
Title: Manager

[Signature Page to Guaranty]
US-DOCS\99780313.13

EXTRA SPACE STORAGE INC.

By:
Name: P. Scott Stubbs
Title: Chief Financial Officer and Executive Vice President

ESS HOLDINGS BUSINESS TRUST I
ESS HOLDINGS BUSINESS TRUST II

By:
Name: P. Scott Stubbs
Title: Trustee

[Signature Page to Guaranty]
US-DOCS\99780313.13

EXTRA SPACE OF AVENEL LLC

By:	Extra Space Properties Eighteen LLC
Its: Manager

By:
Name: P. Scott Stubbs
Title: Manager

EXTRA SPACE MANAGEMENT, INC.

By:
Name: P. Scott Stubbs
Title: President

[Signature Page to Guaranty]
US-DOCS\99780313.13

USA GREENVILLE SC SELF STORAGE, LP

By:	USA Greenville SC Self Storage GP, LLC
Its: General Partner

By:
Name: P. Scott Stubbs
Title: Manager

EXTRA SPACE OF PICO RIVERA LLC
SOUTH PHILADELPHIA ACQUISITION, LP
STORAGE PARTNERS OF WARRINGTON, LP

By:	Extra Space Storage LLC
Its: Manager

By:
Name: P. Scott Stubbs
Title: Manager

USA BAY AREA SELF STORAGE GP, LLC

By:	Edgewater REIT Acquisition (MD) LLC
Its: Manager

By:

[Signature Page to Guaranty]
US-DOCS\99780313.13

Name: P. Scott Stubbs
Title: Manager

[Signature Page to Guaranty]
US-DOCS\99780313.13

USA BAY AREA SELF STORAGE, LP

By:	USA Bay Area Self Storage GP, LLC
Its: General Partner

By: Edgewater REIT Acquisition (MD) LLC
Its: Manager

By:
Name: P. Scott Stubbs
Title: Manager

EXTRA SPACE OF MORRISVILLE LP

By:	Extra Space of Pennsylvania LLC
Its: General Partner

By:
Name: P. Scott Stubbs
Title: Manager

ESS SSTI 2015, L.P.

By:	Edgewater REIT Acquisition (MD) LLC
Its: General Partner

By:
Name: P. Scott Stubbs

[Signature Page to Guaranty]
US-DOCS\99780313.13

Title: Manager

[Signature Page to Guaranty]
US-DOCS\99780313.13

USA SS REIT II OPERATING PARTNERSHIP, L.P.

By:	Self Storage REIT II, LLC
Its: General Partner

By:
Name: P. Scott Stubbs
Title: Manager

USA SELF STORAGE OPERATING PARTNERSHIP, LP

By:	Self Storage REIT, LLC
Its: General Partner

By:
Name: P. Scott Stubbs
Title: Manager

EXTRA SPACE PROPERTIES EIGHTY FOUR LLC
EXTRA SPACE PROPERTIES FORTY LLC
EXTRA SPACE PROPERTIES SEVENTY EIGHT LLC

By:
Name: P. Scott Stubbs
Title: Manager

[Signature Page to Guaranty]
US-DOCS\99780313.13

ESP 135 LLC
ESS STORAGE ACQUISITION EIGHT LLC
ESS STORAGE ACQUISITION ELEVEN LLC
ESS STORAGE ACQUISITION FIVE LLC
ESS STORAGE ACQUISITION FOUR LLC
ESS STORAGE ACQUISITION NINE LLC
ESS STORAGE ACQUISITION ONE LLC
ESS STORAGE ACQUISITION SEVEN LLC
ESS STORAGE ACQUISITION SIX LLC
ESS STORAGE ACQUISITION TEN LLC
ESS STORAGE ACQUISITION THIRTEEN LLC
ESS STORAGE ACQUISITION THREE LLC
ESS STORAGE ACQUISITION TWELVE LLC
ESS STORAGE ACQUISITION TWO LLC
ESS-H BAYCHESTER ASSOCIATES, LLC
ESS-H BLOOMFIELD INVESTMENT LLC
ESS-H CHEMICAL ROAD INVESTMENTS, LLC
ESS-H ELMONT ASSOCIATES LLC
EXR USPF VI WEST LIDDELL GP, LLC
EXTRA SPACE PROPERTIES 120 LLC
HAMPSHIRE DREAM TEAM HAZLET, LLC
HPFVIII ELMONT MEMBER LLC
SUSA YPSILANTI, L.L.C.
WW MADISON REALTY LLC
ESS WCOT FL LLC

By:
Name: P. Scott Stubbs
Title: Manager

[Signature Page to Guaranty]
US-DOCS\99780313.13

EXR USPF VI WEST LIDDELL OWNER, LP

By: EXR USPF VI WEST LIDDELL GP, LLC
Its: General Partner

By:
Name: P. Scott Stubbs
Title: Manager

[Signature Page to Guaranty]
US-DOCS\99780313.13

ANNEX I
SUPPLEMENT TO GUARANTY
Reference is hereby made to the Guaranty (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), dated as of May 25, 2018, made by EXTRA SPACE STORAGE INC. (the “REIT”) and each of the Subsidiaries of the REIT listed on the signature pages thereto (each an “Initial Guarantor,” and together with any additional Persons which become parties to the Guaranty by executing Guaranty Supplements thereto substantially similar in form and substance hereto, the “Guarantors”), in favor of the Holders of Obligations, under the Note Agreement. Each capitalized term used herein and not defined herein shall have the meaning given to it in the Guaranty.
By its execution below, the undersigned, [NAME OF NEW GUARANTOR], a [________________] [corporation] [partnership] [limited liability company] [voluntary association] [trust] (the “New Guarantor”), agrees to become, and does hereby become, a Guarantor under the Guaranty and agrees to be bound by such Guaranty as if originally a party thereto. By its execution below, the undersigned represents and warrants as to itself that all of the representations and warranties contained in Section 1 of the Guaranty are true and correct in all respects as of the date hereof.
THIS SUPPLEMENT TO GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THAT WOULD REQUIRE THE APPLICATION OF LAWS OF A STATE OTHER THAN THE STATE OF NEW YORK) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
IN WITNESS WHEREOF, the New Guarantor has executed and delivered this Supplement to Guaranty as of this __________ day of _________, 20___.

[NAME OF NEW GUARANTOR]

By:
Name:
Title:

ANNEX 1 TO
SCHEDULE 2.2
US-DOCS\99780313.13

INITIAL SUBSIDIARY GUARANTORS

Entity	State of Formation
ASSC HT LLC	OH
ASSC MH LLC	OH
ASSC WH LLC	OH
Edgewater REIT Acquisition (MD) LLC	MD
EP Rhino, LLC	DE
ESP 135 LLC	DE
ESS Holdings Business Trust I	MA
ESS Holdings Business Trust II	MA
ESS Plantation LLC	FL
ESS PROPERTIES 116 LLC	DE
ESS PROPERTIES 151 LLC	DE
ESS SSTI 2015, L.P.	DE
ESS STORAGE ACQUISITION EIGHT LLC	DE
ESS STORAGE ACQUISITION ELEVEN LLC	DE
ESS STORAGE ACQUISITION FIVE LLC	DE
ESS STORAGE ACQUISITION FOUR LLC	DE
ESS STORAGE ACQUISITION NINE LLC	DE
ESS STORAGE ACQUISITION ONE LLC	DE
ESS STORAGE ACQUISITION SEVEN LLC	DE
ESS STORAGE ACQUISITION SIX LLC	DE
ESS STORAGE ACQUISITION TEN LLC	DE
ESS STORAGE ACQUISITION THIRTEEN LLC	DE
ESS STORAGE ACQUISITION THREE LLC	DE
ESS STORAGE ACQUISITION TWELVE LLC	DE

PURCHASER SCHEDULE
(To Note Purchase Agreement)
US-DOCS\99780313.13

Entity	State of Formation
ESS STORAGE ACQUISITION TWO LLC	DE
ESS WCOT FL LLC	DE
ESS-H BAYCHESTER ASSOCIATES, LLC	DE
ESS-H BLOOMFIELD INVESTMENT LLC	DE
ESS-H CHEMICAL ROAD INVESTMENTS, LLC	DE
ESS-H ELMONT ASSOCIATES LLC	DE
EXR USPF VI West Liddell GP, LLC	DE
EXR USPF VI West Liddell Owner, LP	DE
Extra Space Management, Inc.	UT
Extra Space of Annapolis LLC	DE
Extra Space of Annapolis Member LLC	DE
Extra Space of Austin Bluffs LLC	DE
Extra Space of Avenel LLC	NJ
Extra Space of Bensalem LLC	PA
Extra Space of Brooklyn 14th Street LLC	NY
Extra Space of Castle Rock LLC	DE
Extra Space of Edgewood LLC	MD
Extra Space of Edgewood Pulaski Hwy LLC	MD
Extra Space of Freeport LLC	DE
Extra Space of Ft Washington LLC	DE
Extra Space of Ft Washington Member LLC	DE
Extra Space of Hanover New Ridge Road LLC	MD
Extra Space of Hilo LLC	HI
Extra Space of Honolulu Ahua Street LLC	HI
Extra Space of Honolulu Keahole Street LLC	HI
Extra Space of Lihue LLC	HI

US-DOCS\99780313.13

Entity	State of Formation
Extra Space of Los Angeles Slauson Ave LLC	DE
Extra Space of Massachusetts Three LLC	UT
Extra Space of Morrisville LP	PA
Extra Space of Nanuet Two LLC	NY
Extra Space of North Hollywood Coldwater Canyon LLC	DE
EXTRA SPACE OF PENNSYLVANIA LLC	UT
Extra Space of Pico Rivera LLC	CA
Extra Space of Richmond Meeker Ave LLC	DE
Extra Space of Stony Island Avenue LLC	IL
Extra Space of Sunland Foothill Blvd LLC	DE
Extra Space of Van Nuys Raymer LLC	DE
Extra Space Properties 102 LLC	DE
EXTRA SPACE PROPERTIES 120 LLC	DE
Extra Space Properties 122 LLC	DE
Extra Space Properties 131 LLC	DE
Extra Space Properties 132 LLC	DE
Extra Space Properties Eighteen LLC	DE
Extra Space Properties Eighty Five LLC	DE
Extra Space Properties Eighty Four LLC	MD
Extra Space Properties Eighty Nine LLC	FL
Extra Space Properties Eighty One LLC	DE
Extra Space Properties Eighty Seven LLC	DE
Extra Space Properties Fifty One LLC	DE
Extra Space Properties Fifty Three LLC	DE
Extra Space Properties Fifty Two LLC	DE
Extra Space Properties Forty LLC	DE

US-DOCS\99780313.13

Entity	State of Formation
Extra Space Properties Ninety Five LLC	DE
EXTRA SPACE PROPERTIES NINETY ONE LLC	DE
Extra Space Properties Ninety Six LLC	DE
Extra Space Properties Ninety Three LLC	DE
Extra Space Properties Seventy Eight LLC	DE
Extra Space Properties Seventy LLC	DE
Extra Space Properties Seventy Two LLC	DE
Extra Space Properties Thirty LLC	DE
Extra Space Properties Thirty One LLC	CA
Extra Space Properties Twenty Five LLC	DE
Extra Space Properties Twenty Four LLC	DE
Extra Space Properties Twenty Six LLC	DE
Extra Space Properties Two LLC	DE
Extra Space Storage Inc.	MD
Extra Space Storage LLC	DE
HAMPSHIRE DREAM TEAM HAZLET, LLC	NJ
HPFVIII ELMONT MEMBER LLC	DE
Lindbergh Investments, LLC	GA
Madison County Self Storage, LLC	DE
Oakdale Investments, LLC	GA
Self Storage REIT II, LLC	DE
Self Storage REIT, LLC	DE
South Philadelphia Acquisition, LP	DE
Southwest Colonial, LLC	DE
Spacesavers, LLC	DE
SSTI 1000 E 95th St, LLC	DE

US-DOCS\99780313.13

Entity	State of Formation
SSTI 10490 Colonel Ct, LLC	DE
SSTI 1117 Bowman Rd, LLC	DE
SSTI 1120 S Las Vegas Blvd, LLC	DE
SSTI 120 Northpoint Dr, LLC	DE
SSTI 15 Landings Dr, LLC	DE
SSTI 1533 Ashley River Rd, LLC	DE
SSTI 1625 West Chandler Blvd, LLC	DE
SSTI 1742 Pass Rd, LLC	DE
SSTI 1990 NW Federal Hwy 1, LLC	DE
SSTI 201 Fulton Ct, LLC	DE
SSTI 2016 Lebanon Rd, LLC	DE
SSTI 2025 N Rancho Rd, LLC	DE
SSTI 2244 S Western Ave, LLC	DE
SSTI 2343 Savannah Hwy, LLC	DE
SSTI 2526 Ritchie St, LLC	DE
SSTI 2619 Austell Rd, LLC	DE
SSTI 2727 Missouri Ave, LLC	DE
SSTI 281 Richwood Rd, LLC	DE
SSTI 298 Red Cedar St, LLC	DE
SSTI 30 Terrace Rd, LLC	DE
SSTI 3015 Ricks Industrial Park Dr, LLC	DE
SSTI 3155 W Ann Rd, LLC	DE
SSTI 3803 S Priest Dr, LLC	DE
SSTI 4257 Buford Dr, LLC	DE
SSTI 4435 Skippack Pike, LLC	DE
SSTI 4761 Gulf Breeze Pkwy, LLC	DE

US-DOCS\99780313.13

Entity	State of Formation
SSTI 4770 S Pecos Ave, LLC	DE
SSTI 512 Percival Rd, LLC	DE
SSTI 5219 Plank Rd, LLC	DE
SSTI 550 Main St, LLC	DE
SSTI 5525 W Roosevelt Rd, LLC	DE
SSTI 5550 Timuquana Rd, LLC	DE
SSTI 5701 W Ogden Ave, LLC	DE
SSTI 5970 Centennial Cir, LLC	DE
SSTI 6010 Monticello Dr, LLC	DE
SSTI 6047 Woodrow Bean Dr, LLC	DE
SSTI 6195 South Kanner Hwy, LLC	DE
SSTI 69 Mallory Ave, LLC	DE
SSTI 75 Brookline Rd, LLC	DE
SSTI 782 King George Blvd, LLC	DE
SSTI 815 LaSalle Ave, LLC	DE
SSTI 8337 Tara Blvd, LLC	DE
SSTI 890 St Peters Church Rd, LLC	DE
SSTI 9252 E Guadalupe Rd, LLC	DE
SSTI 99 2nd Ave, LLC	DE
Storage Advantage, LLC	DE
Storage Development Herndon, LLC	DE
Storage Partners of Warrington, LP	DE
Storage USA, L.L.C.	DE
SUSA Ypsilanti, L.L.C.	DE
U Lock, LLC	DE
USA Bay Area Self Storage GP, LLC	TX

US-DOCS\99780313.13

Entity	State of Formation
USA Bay Area Self Storage, LP	TX
USA Charleston LV Self Storage, LLC	DE
USA Durango LV Self Storage, LLC	DE
USA Greenville SC Self Storage, LP	SC
USA Hollywood Self Storage, LLC	TN
USA Self Storage I, LLC	DE
USA Self Storage Operating Partnership, LP	MD
USA Senate Avenue Self Storage, LLC	DE
USA SF Self Storage, LLC	DE
USA SS Reit II Operating Partnership, L.P.	DE
WW MADISON REALTY LLC	NJ

US-DOCS\99780313.13